As filed with the Securities and Exchange Commission on January 5, 2023
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-23635

NEUBERGER BERMAN NEXT GENERATION CONNECTIVITY FUND INC.
(Exact Name of the Registrant as Specified in Charter)
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002
(Address of Principal Executive Offices – Zip Code)

Registrant's telephone number, including area code: (212) 476-8800

Joseph V. Amato
Chief Executive Officer and President
Neuberger Berman Next Generation Connectivity Fund Inc.
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002

Lori L. Schneider, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and Addresses of agents for service)

Registrant's telephone number, including area code: (212) 476-8800

Date of fiscal year end: October 31
Date of reporting period: October 31, 2022
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended (“Act”) (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.
Following is a copy of the annual report transmitted to stockholders pursuant to Rule 30e-1 under the Act.

Neuberger Berman
Next Generation
Connectivity Fund Inc.

Annual Report
October 31, 2022

The “Neuberger Berman” name and logo and “Neuberger Berman Investment Advisers LLC” name are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this piece is either a service mark or registered service mark of Neuberger Berman Investment Advisers LLC. ©2022 Neuberger Berman Investment Advisers LLC. All rights reserved.

President’s Letter
Dear Stockholder,
I am pleased to present this annual report for Neuberger Berman Next Generation Connectivity Fund Inc. (the Fund) for the 12 months ended October 31, 2022 (the reporting period). The report includes a portfolio commentary, a listing of the Fund’s consolidated investments and its audited consolidated financial statements for the reporting period.
We believe next generation connectivity and technology present a rapidly evolving investment opportunity and the Fund is positioned to provide stockholders access to this promising strategy, managed by an experienced investment team, located in the U.S. and Asia.
The Fund seeks to provide capital appreciation and income. In pursuit of its investment objectives, the Fund will invest, under normal market conditions, at least 80% of its total assets in equity securities issued by U.S. and non-U.S. companies, in any market capitalization range, that are relevant to the theme of investing in "NextGen Companies." The Fund considers "NextGen Companies" to be companies that, in the Portfolio Managers’ view, demonstrate significant growth potential from the development, advancement, use or sale of products, processes or services related to the fifth generation mobile network and future generations of mobile network connectivity and technology.
Thank you for your confidence in the Fund. We will continue to do our best to retain your trust in the years to come.
Sincerely,

Joseph V. Amato
President and CEO
Neuberger Berman Next Generation Connectivity Fund Inc.

Neuberger Berman Next Generation Connectivity Fund Inc.
Portfolio Commentary (Unaudited)

Neuberger Berman Next Generation Connectivity Fund Inc. (the Fund) generated a -38.45% total return on a net asset value (NAV) basis for 12 months ended October 31, 2022 (the reporting period), underperforming its benchmark, the MSCI All Country World Index (Net) (the Index), which provided a -19.96% total return for the same period. (Fund performance on a market price basis is provided in the table immediately following this commentary.)
Global equity markets were volatile during the reporting period given unprecedented macro challenges, including supply chain disruptions coming out of the pandemic, the Russia-Ukraine war, Europe’s energy and currency crises, elevated U.S.-China geopolitical tension, and record high inflation. The U.S. Federal Reserve Board (Fed) and central banks worldwide are raising interest rates at the fastest pace in 40 years in efforts to bring inflation back down by slowing demand. In our view, the market sell-off and continued Growth to Value rotation across equity markets was triggered, in part, by the sharp increase in the U.S. 10-year Treasury yield, which, combined with indications of slowing growth and increased fears of a recession, led to broad-based sell-offs beyond high valuation and long-duration technology stocks.
While the U.S. economy has slowed significantly, inflation remains stubbornly high and, as such, the Fed has signaled continued rate hikes until inflation is under control. As the tightening cycle gets priced in, the debate is now shifting to the consequences of the ongoing, record tightening. The Fund’s portfolio tends to be highly sensitive to interest rates. In addition, the Fund’s underperformance versus the Index was pressured by the Fund’s lack of exposure to the Energy sector. Looking at individual positions, the largest detractors from performance included global consumer internet company Sea Ltd., and software companies HubSpot, Dynatrace, and Snowflake. In contrast, the semiconductor company Rambus, and telecommunications operator T-Mobile added the most value.
Private investments represented approximately 18% of the Fund’s net assets at the end of the reporting period. These investments are diversified across eight companies, including two in the cybersecurity industry, a key area of focus on the public equity side of the Fund since its inception. Given the Fund is able to invest up to 25% of its total assets in illiquid securities, which may include private investments, the Fund maintains flexibility should attractive investment opportunities arise. We continue to believe that the Fund’s private markets program can be a key contributor to investment returns over the long term.
Our options overlay program continued during the reporting period. The Fund’s use of purchased and written options contributed positively to performance during the reporting period.
Looking ahead, we remain focused on generating long-term returns by seeking to identify and opportunistically invest in structural enablers and beneficiaries of the next generation connectivity theme. In our view, inflation ultimately will moderate, signaling that the end of the hiking cycle appears to be in sight. As such, with segments of the equity market trading near historical trough valuations, we maintain a balanced view of the market outlook. We believe the next generation connectivity theme remains intact and will endure beyond the current macroeconomic and geopolitical challenges.
Sincerely,
Hari Ramanan, Timothy Creedon and Yan Taw (YT) Boon
Portfolio Co-Managers
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.
The value of securities owned by the Fund, as well as the market value of shares of the Fund’s common stock, may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional, national or global political, social or economic instability; regulatory or legislative developments; price, currency and interest rate fluctuations, including those resulting from changes in central bank policies; and changes in investor sentiment.

Next Generation Connectivity Fund Inc. (Unaudited)

TICKER SYMBOL
Next Generation Connectivity Fund Inc.	NBXG

SECTOR DIVERSIFICATION
(as a % of Net Assets Applicable to Common Stockholders*)
Communication Services	12.9%
Consumer Discretionary	8.9%
Convertible Bonds	0.6%
Financials	0.5%
Health Care	3.0%
Industrials	2.4%
Information Technology	70.6%
Materials	1.2%
Short-Term Investments	2.1%
Liabilities Less Other Assets	(2.2)%
Total	100.0%

*	Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS
	Inception Date*	Average Annual Total Return Ended 10/31/2022
		1 Year	Life of Fund
At NAV[1]
Next Generation Connectivity Fund Inc.	05/25/2021	-38.45%	-25.37%
At Market Price[2]
Next Generation Connectivity Fund Inc.	05/25/2021	-44.09%	-34.81%
Index
MSCI All Country World Index (Net)[3]		-19.96%	-10.81%
* Date of initial public offering. The Fund commenced operations on May 26, 2021.
Listed closed-end funds, unlike open-end funds, are not continually offered. Generally, there is an initial public offering and, once issued, shares of common stock of closed-end funds are sold in the secondary market on a stock exchange.
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, please visit www.nb.com/cef-performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a stockholder would pay on Fund distributions or on the sale of shares of the Fund’s common stock.
The investment return and market price will fluctuate and shares of the Fund’s common stock may trade at prices above or below NAV. Shares of the Fund’s common stock, when sold, may be worth more or less than their original cost.

Next Generation Connectivity Fund Inc. (Unaudited)
COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund since the Fund’s inception. The graph is based on the Fund’s shares of common stock both at net asset value (NAV) and at market price. The Fund’s common stock may trade at market prices above or below NAV per share (see Performance Highlights chart). The result is compared with a broad-based market index. The market index has not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any, at prices obtained under the Fund’s Distribution Reinvestment Plan. The results do not reflect the effect of taxes a stockholder would pay on Fund distributions or on the sale of Fund shares. Results represent past performance and do not indicate future results.
Impact of the Fund’s Distribution Policy
The Fund has a practice of seeking to maintain a relatively stable level of distributions to common stockholders. In general, this practice does not affect the Fund’s investment strategy and may reduce the Fund’s NAV. Management believes the practice helps maintain the Fund’s competitiveness and may benefit the Fund’s market price and  its premium/discount to the Fund’s NAV per share. During the 12-month period ended October 31, 2022, the Fund made distributions to common stockholders totaling $1.20 per share, of which $1.20 will be treated as a return of capital for tax purposes.

Endnotes (Unaudited)

1	Returns based on the NAV of the Fund.
2	Returns based on the market price of shares of the Fund’s common stock on the NYSE.
3	Please see "Description of Index" on page 6 for a description of the index.
For more complete information on Neuberger Berman Next Generation Connectivity Fund Inc., call Neuberger Berman Investment Advisers LLC at (877) 461-1899, or visit our website at www.nb.com.

Description of Index (Unaudited)

MSCI All Country World Index (Net):
The index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 47 country indexes comprising 23 developed and 24 emerging market country indexes. The developed market country indexes included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong
Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal,
Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.
The emerging market country indexes included are: Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait,
Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Saudi Arabia, South Africa,
Taiwan, Thailand, Turkey and the UAE. China A shares are included starting from
June 1, 2018 and are partially represented at 20% of their free float-adjusted market capitalization as of November 2019. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Effective after the close on March 9, 2022, MSCI reclassified MSCI
Russia Indexes from Emerging Markets to Standalone Markets status. At that time, all
Russian securities were removed from this index at a final price of 0.00001, including both locally traded Russian equity constituents and Russian ADRs/GDRs constituents.

Please note that the index does not take into account any fees and expenses or any tax consequences of investing in the individual securities that it tracks and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by NBIA and include reinvestment of all income dividends and other distributions, if any. The Fund may invest in securities not included in the above described index and generally does not invest in all securities included in the index.

Legend October 31, 2022 (Unaudited)
Neuberger Berman Next Generation Connectivity Fund Inc.
Other Abbreviations:
Management or NBIA	= Neuberger Berman Investment Advisers LLC

Consolidated Schedule of Investments Next Generation Connectivity Fund Inc.^
October 31, 2022

Number of Shares		Value
Common Stocks 87.6%
Chemicals 1.2%
36,970	Linde PLC	$10,993,029
Communications Equipment 0.6%
1,192,106	Nokia Corp. ADR	5,245,266
Computers 2.1%
1,727,273	Arctic Wolf Networks, Inc.	19,000,003*#(a)(b)
Electronic Equipment, Instruments & Components 9.0%
344,757	Amphenol Corp. Class A	26,142,924
175,130	Coherent Corp.	5,886,119*
153,686	Keysight Technologies, Inc.	26,764,417*(c)
308,588	Trimble, Inc.	18,564,654*
18,650	Zebra Technologies Corp. Class A	5,282,053*
82,640,167
Entertainment 5.9%
123,000	Activision Blizzard, Inc.	8,954,400
143,625	Sea Ltd. ADR	7,135,290*
84,260	Take-Two Interactive Software, Inc.	9,983,125*
590,289	Universal Music Group NV	11,580,722
117,005	Walt Disney Co.	12,465,713*
178,000	Warner Music Group Corp. Class A	4,631,560
54,750,810
Health Care Equipment & Supplies 3.0%
98,344	DexCom, Inc.	11,877,988*
29,525	Intuitive Surgical, Inc.	7,277,027*
106,327	Omnicell, Inc.	8,221,204*
27,376,219
Hotels, Restaurants & Leisure 3.2%
1,089,902	Entain PLC	15,786,225
151,636	Expedia Group, Inc.	14,173,417*
29,959,642
Interactive Media & Services 2.9%
141,820	Alphabet, Inc. Class C	13,424,681*
143,597	Match Group, Inc.	6,203,391*
155,336	ZoomInfo Technologies, Inc.	6,917,112*
26,545,184
Internet & Direct Marketing Retail 2.5%
154,500	Alibaba Group Holding Ltd. ADR	9,823,110*
58,634	Etsy, Inc.	5,506,319*
201,600	JD.com, Inc. ADR	7,517,664
22,847,093
IT Services 8.7%
31,106	Accenture PLC Class A	8,830,993
37,019	EPAM Systems, Inc.	12,956,650*
111,247	Globant SA	20,990,084*(c)
36,899	MongoDB, Inc.	6,753,624*
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Next Generation Connectivity Fund Inc.^
(cont’d)
Number of Shares		Value
IT Services – cont'd
99,634	Snowflake, Inc. Class A	$ 15,971,330*
1,525,998	Thoughtworks Holding, Inc.	14,664,841*
		80,167,522
Machinery 2.0%
21,100	Deere & Co.	8,351,802
634,032	Epiroc AB Class A	9,707,560
		18,059,362
Professional Services 0.4%
19,200	Verisk Analytics, Inc.	3,510,336
Semiconductors & Semiconductor Equipment 21.9%
302,595	Advanced Micro Devices, Inc.	18,173,856*
30,000	Ambarella, Inc.	1,641,900*
186,517	Analog Devices, Inc.	26,601,055(c)
188,818	Applied Materials, Inc.	16,670,741
30,698	ASML Holding NV	14,502,349
156,379	BE Semiconductor Industries NV	7,992,886
128,715	Entegris, Inc.	10,212,248
395,189	Lattice Semiconductor Corp.	19,170,618*
259,039	Marvell Technology, Inc.	10,278,668
46,500	Micron Technology, Inc.	2,515,650
67,787	Monolithic Power Systems, Inc.	23,010,297(c)
122,023	NVIDIA Corp.	16,469,444
582,383	Rambus, Inc.	17,564,671*
119,523	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	7,356,641
57,409	Texas Instruments, Inc.	9,221,608
		201,382,632
Software 22.8%
26,099	Adobe, Inc.	8,312,532*
56,077	ANSYS, Inc.	12,401,989*
45,900	Atlassian Corp. Class A	9,305,307*
69,399	Bill.com Holdings, Inc.	9,255,051*
148,334	Cadence Design Systems, Inc.	22,456,284*(c)
29,394	Crowdstrike Holdings, Inc. Class A	4,738,313*
197,661	Datadog, Inc. Class A	15,913,687*
649,318	Dynatrace, Inc.	22,881,966*
1,456,020	Grammarly, Inc. Class A	30,532,012*#(a)(b)
33,481	HubSpot, Inc.	9,929,125*
24,239	Intuit, Inc.	10,362,173
158,731	Palo Alto Networks, Inc.	27,236,652*
41,778	ServiceNow, Inc.	17,577,676*
57,743	Zscaler, Inc.	8,898,196*
		209,800,963
Wireless Telecommunication Services 1.4%
87,698	T-Mobile U.S., Inc.	13,291,509*

Total Common Stocks (Cost $1,108,382,861)		805,569,737
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Next Generation Connectivity Fund Inc.^
(cont’d)
Number of Shares		Value

Preferred Stocks 11.9%
Capital Markets 0.5%
103,937	Savage X, Inc., Ser. C	$4,999,993*#(a)(b)
Entertainment 2.7%
219,568	A24 Films LLC	25,000,008*#(a)(b)(d)
IT Services 0.5%
1,009,513	Cybereason, Inc., Ser. F	4,500,005*#(a)(b)
Software 5.0%
27,042	Celonis SE, Ser. D	9,999,861*#(a)(b)
451,510	Grammarly, Inc., Ser. 3	11,834,935*#(a)(b)
1,393,993	Videoamp, Inc., Ser. F1	24,199,998*#(a)(b)
46,034,794
Textiles, Apparel & Luxury Goods 3.2%
29,000	Fabletics, Inc., Ser. G	29,000,000*#(a)(b)
Total Preferred Stocks (Cost $107,834,799)		109,534,800
Principal Amount
Convertible Bonds 0.6%
Computers 0.6%
$5,000	Arctic Wolf Networks, Inc., 0.00%, due 9/29/2027 (Cost $5,000,000)	5,000,000*#(a)(b)
Number of Shares
Short-Term Investments 2.1%
Investment Companies 2.1%
19,519,985	State Street Institutional U.S. Government Money Market Fund Premier Class, 3.01%(e) (Cost $19,519,985)	19,519,985
Total Investments 102.2% (Cost $1,240,737,645)		939,624,522
Liabilities Less Other Assets (2.2)%		(19,986,608)(f)
Net Assets Applicable to Common Stockholders 100.0%		$919,637,914

*	Non-income producing security.
(a)	Value determined using significant unobservable inputs.
(b)
Security fair valued as of October 31, 2022 in accordance with procedures approved by the valuation designee. Total value of all such securities at October 31, 2022 amounted to $164,066,815, which represents 17.8% of net assets applicable to common stockholders of the Fund.

(c)	All or a portion of this security is pledged as collateral for options written.
(d)	Security represented in Units.
(e)	Represents 7-day effective yield as of October 31, 2022.
(f)	Includes the impact of the Fund's open positions in derivatives at October 31, 2022.
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Next Generation Connectivity Fund Inc.^
(cont’d)
#
These securities have been deemed by Management to be illiquid, and are subject to restrictions on resale. At October 31, 2022, these securities amounted to $164,066,815, which represents 17.8% of net assets applicable to common stockholders of the Fund. Acquisition dates shown with a range, if any, represent securities that were acquired over the period shown in the table.
Restricted Security	Acquisition Date(s)	Acquisition Cost	Value as of 10/31/2022	Fair Value Percentage of Net Assets Applicable to Common Stockholders as of 10/31/2022
A24 Films LLC (Preferred Units)	2/25/2022	$25,000,012	$25,000,008	2.7%
Arctic Wolf Networks, Inc.	12/31/2021	19,000,003	19,000,003	2.1%
Arctic Wolf Networks, Inc. (Convertible Bonds)	9/30/2022	5,000,000	5,000,000	0.6%
Celonis SE (Ser. D Preferred Shares)	10/5/2022	9,999,861	9,999,861	1.1%
Cybereason, Inc. (Ser. F Preferred Shares)	7/13/2021	5,000,000	4,500,005	0.5%
Fabletics, Inc. (Ser. G Preferred Shares)	1/10/2022	29,000,000	29,000,000	3.2%
Grammarly, Inc. Class A	12/23/2021	38,165,051	30,532,012	3.3%
Grammarly, Inc. (Ser. 3 Preferred Shares)	12/23/2021	11,834,935	11,834,935	1.3%
Savage X, Inc. (Ser. C Preferred Shares)	11/30/2021	4,999,993	4,999,993	0.5%
Videoamp, Inc. (Ser. F1 Preferred Shares)	1/4/2022	21,999,998	24,199,998	2.6%
Total		$169,999,853	$164,066,815	17.9%

POSITIONS BY COUNTRY
Country	Investments at Value	Percentage of Net Assets Applicable to Common Stockholders
United States	$812,463,795	88.3%
Netherlands	34,075,957	3.7%
United Kingdom	26,779,254	2.9%
China	17,340,774	1.9%
Sweden	9,707,560	1.1%
Taiwan	7,356,641	0.8%
Singapore	7,135,290	0.8%
Finland	5,245,266	0.6%
Short-Term Investments and Other Liabilities—Net	(466,623)	(0.1)%
	$919,637,914	100.0%
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Next Generation Connectivity Fund Inc.^
(cont’d)
Derivative Instruments
Purchased option contracts ("options purchased")
At October 31, 2022, the Fund did not have any open positions in options purchased. For the year ended October 31, 2022, the average market value for the months where the Fund had options purchased outstanding was $0.
Written option contracts ("options written")
At October 31, 2022, the Fund had outstanding options written as follows:
Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Calls
Chemicals
Linde PLC	16	$(475,760)	$285	11/18/2022	$(26,560)
Linde PLC	34	(1,010,990)	295	11/18/2022	(32,810)
Linde PLC	16	(475,760)	300	11/18/2022	(11,200)
Linde PLC	16	(475,760)	305	11/18/2022	(7,840)
Linde PLC	16	(475,760)	295	12/16/2022	(22,000)
					(100,410)
Communications Equipment
Nokia Oyj	1,021	(449,240)	4.5	11/18/2022	(11,742)
Nokia Oyj	1,008	(443,520)	5	11/18/2022	(1,512)
Nokia Oyj	1,059	(465,960)	4.5	12/16/2022	(21,709)
					(34,963)
Electronic Equipment, Instruments & Components
Amphenol Corp.	65	(492,895)	70	11/18/2022	(45,825)
Amphenol Corp.	261	(1,979,163)	75	11/18/2022	(68,512)
Amphenol Corp.	63	(477,729)	75	12/16/2022	(24,255)
Coherent Corp.	265	(890,665)	35	11/18/2022	(36,437)
Coherent Corp.	246	(826,806)	40	11/18/2022	(6,150)
Coherent Corp.	141	(473,901)	35	12/16/2022	(30,667)
Keysight Technologies, Inc.	28	(487,620)	165	11/18/2022	(35,280)
Keysight Technologies, Inc.	57	(992,655)	170	11/18/2022	(51,015)
Keysight Technologies, Inc.	58	(1,010,070)	175	11/18/2022	(34,220)
Keysight Technologies, Inc.	27	(470,205)	180	12/16/2022	(15,390)
Trimble, Inc.	84	(505,344)	55	11/18/2022	(47,460)
Trimble, Inc.	327	(1,967,232)	60	11/18/2022	(85,020)
Trimble, Inc.	81	(487,296)	60	12/16/2022	(28,755)
Zebra Technologies Corp.	50	(1,416,100)	260	11/18/2022	(148,500)
Zebra Technologies Corp.	18	(509,796)	270	11/18/2022	(40,140)
Zebra Technologies Corp.	17	(481,474)	300	11/18/2022	(13,260)
Zebra Technologies Corp.	17	(481,474)	280	12/16/2022	(37,145)
					(748,031)
Entertainment
Activision Blizzard, Inc.	200	(1,456,000)	75	11/18/2022	(19,400)
Activision Blizzard, Inc.	262	(1,907,360)	77.5	11/18/2022	(9,956)
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Next Generation Connectivity Fund Inc.^
(cont’d)
Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Entertainment (cont’d)
Activision Blizzard, Inc.	60	$(436,800)	$80	11/18/2022	$(1,590)
Activision Blizzard, Inc.	63	(458,640)	77.5	12/16/2022	(8,190)
Sea Ltd.	93	(462,024)	55	11/18/2022	(19,437)
Sea Ltd.	316	(1,569,888)	60	11/18/2022	(31,126)
Sea Ltd.	97	(481,896)	50	12/16/2022	(54,805)
Take-Two Interactive Software, Inc.	120	(1,421,760)	125	11/18/2022	(41,400)
Take-Two Interactive Software, Inc.	38	(450,224)	130	11/18/2022	(7,467)
Take-Two Interactive Software, Inc.	36	(426,528)	135	11/18/2022	(4,104)
Take-Two Interactive Software, Inc.	37	(438,376)	130	12/16/2022	(13,228)
Walt Disney Co.	47	(500,738)	100	11/18/2022	(41,007)
Walt Disney Co.	92	(980,168)	105	11/18/2022	(49,680)
Walt Disney Co.	92	(980,168)	110	11/18/2022	(27,186)
Walt Disney Co.	45	(479,430)	110	12/16/2022	(20,700)
Warner Music Group Corp.	185	(481,370)	26	11/18/2022	(21,275)
Warner Music Group Corp.	176	(457,952)	28	12/16/2022	(16,280)
					(386,831)
Health Care Equipment & Supplies
DexCom, Inc.	112	(1,352,736)	90	11/18/2022	(347,760)
DexCom, Inc.	46	(555,588)	100	11/18/2022	(98,210)
DexCom, Inc.	44	(531,432)	105	11/18/2022	(74,140)
DexCom, Inc.	45	(543,510)	110	11/18/2022	(57,150)
DexCom, Inc.	46	(555,588)	107.5	12/16/2022	(79,120)
Intuitive Surgical, Inc.	24	(591,528)	195	11/18/2022	(125,040)
Intuitive Surgical, Inc.	24	(591,528)	205	11/18/2022	(101,880)
Intuitive Surgical, Inc.	48	(1,183,056)	210	11/18/2022	(180,960)
Intuitive Surgical, Inc.	21	(517,587)	230	11/18/2022	(42,105)
Intuitive Surgical, Inc.	21	(517,587)	240	12/16/2022	(36,540)
Omnicell, Inc.	115	(889,180)	80	11/18/2022	(29,612)
Omnicell, Inc.	58	(448,456)	85	11/18/2022	(9,860)
Omnicell, Inc.	105	(811,860)	95	11/18/2022	—(a)(b)
Omnicell, Inc.	61	(471,652)	80	12/16/2022	(22,265)
					(1,204,642)
Hotels, Restaurants & Leisure
Expedia Group, Inc.	148	(1,383,356)	95	11/18/2022	(81,030)
Expedia Group, Inc.	93	(869,271)	100	11/18/2022	(31,852)
Expedia Group, Inc.	97	(906,659)	105	11/18/2022	(19,934)
Expedia Group, Inc.	47	(439,309)	100	12/16/2022	(25,027)
					(157,843)
Interactive Media & Services
Alphabet, Inc.	45	(425,970)	105	11/18/2022	(1,643)
Alphabet, Inc.	89	(842,474)	107.5	11/18/2022	(2,003)
Alphabet, Inc.	49	(463,834)	110	11/18/2022	(735)
Alphabet, Inc.	44	(416,504)	110	12/16/2022	(2,596)
Match Group, Inc.	230	(993,600)	43.5	11/18/2022	(76,475)
Match Group, Inc.	330	(1,425,600)	45	11/18/2022	(87,615)
Match Group, Inc.	93	(401,760)	47.5	11/18/2022	(16,415)
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Next Generation Connectivity Fund Inc.^
(cont’d)
Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Interactive Media & Services (cont’d)
Match Group, Inc.	94	$(406,080)	$50	11/18/2022	$(10,716)
Match Group, Inc.	107	(462,240)	47.5	12/16/2022	(28,034)
Twitter, Inc.	40	(214,800)	52.5	11/18/2022	(6,700)(a)(b)
ZoomInfo Technologies, Inc.	202	(899,506)	45	11/18/2022	(53,530)
ZoomInfo Technologies, Inc.	100	(445,300)	50	11/18/2022	(9,500)
ZoomInfo Technologies, Inc.	102	(454,206)	50	12/16/2022	(19,125)
					(315,087)
Internet & Direct Marketing Retail
Alibaba Group Holding Ltd.	160	(1,017,280)	60	11/18/2022	(98,400)
Alibaba Group Holding Ltd.	150	(953,700)	68	11/18/2022	(35,175)
Alibaba Group Holding Ltd.	140	(890,120)	70	11/18/2022	(24,850)
Alibaba Group Holding Ltd.	178	(1,131,724)	80	11/18/2022	(7,832)
Alibaba Group Holding Ltd.	114	(724,812)	90	11/18/2022	(1,881)
Alibaba Group Holding Ltd.	72	(457,776)	65	12/16/2022	(38,880)
Etsy, Inc.	41	(385,031)	105	11/18/2022	(14,760)
Etsy, Inc.	42	(394,422)	110	11/18/2022	(10,143)
Etsy, Inc.	45	(422,595)	110	12/16/2022	(19,913)
JD.com, Inc.	230	(857,670)	42.5	11/18/2022	(20,010)
JD.com, Inc.	108	(402,732)	45	11/18/2022	(5,508)
JD.com, Inc.	95	(354,255)	47.5	11/18/2022	(2,945)
JD.com, Inc.	95	(354,255)	50	11/18/2022	(1,995)
JD.com, Inc.	168	(626,472)	60	11/18/2022	(1,428)
JD.com, Inc.	124	(462,396)	40	12/16/2022	(31,372)
					(315,092)
IT Services
Accenture PLC	17	(482,630)	265	11/18/2022	(37,145)
Accenture PLC	35	(993,650)	280	11/18/2022	(36,925)
Accenture PLC	35	(993,650)	285	11/18/2022	(27,300)
Accenture PLC	17	(482,630)	290	12/16/2022	(18,785)
EPAM Systems, Inc.	14	(490,000)	330	11/18/2022	(44,170)
EPAM Systems, Inc.	27	(945,000)	360	11/18/2022	(39,825)
EPAM Systems, Inc.	25	(875,000)	400	11/18/2022	(9,250)
EPAM Systems, Inc.	14	(490,000)	360	12/16/2022	(32,690)
Globant SA	26	(490,568)	175	11/18/2022	(50,570)
Globant SA	52	(981,136)	185	11/18/2022	(65,780)
Globant SA	47	(886,796)	210	11/18/2022	(16,920)
Globant SA	26	(490,568)	195	12/16/2022	(33,020)
MongoDB, Inc.	24	(439,272)	185	11/18/2022	(27,840)
MongoDB, Inc.	24	(439,272)	195	11/18/2022	(17,760)
MongoDB, Inc.	24	(439,272)	210	11/18/2022	(8,160)
MongoDB, Inc.	46	(841,938)	220	11/18/2022	(8,970)
MongoDB, Inc.	25	(457,575)	200	12/16/2022	(36,125)
Snowflake, Inc.	29	(464,870)	155	11/18/2022	(37,700)
Snowflake, Inc.	28	(448,840)	170	11/18/2022	(16,380)
Snowflake, Inc.	79	(1,266,370)	190	11/18/2022	(11,455)
Snowflake, Inc.	26	(416,780)	190	12/16/2022	(17,550)
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Next Generation Connectivity Fund Inc.^
(cont’d)
Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
IT Services (cont’d)
Thoughtworks Holding, Inc.	967	$(929,287)	$10	11/18/2022	$(43,515)
					(637,835)
Machinery
Deere & Co.	39	(1,543,698)	380	11/18/2022	(88,920)
Deere & Co.	12	(474,984)	390	11/18/2022	(18,540)
Deere & Co.	12	(474,984)	400	11/18/2022	(11,730)
Deere & Co.	12	(474,984)	410	12/16/2022	(16,740)
					(135,930)
Professional Services
Verisk Analytics, Inc.	26	(475,358)	180	11/18/2022	(19,500)
Semiconductors & Semiconductor Equipment
Advanced Micro Devices, Inc.	276	(1,657,656)	60	11/18/2022	(104,880)
Advanced Micro Devices, Inc.	384	(2,306,304)	65	11/18/2022	(68,160)
Advanced Micro Devices, Inc.	133	(798,798)	75	11/18/2022	(3,857)
Advanced Micro Devices, Inc.	77	(462,462)	65	12/16/2022	(24,640)
Ambarella, Inc.	150	(820,950)	55	11/18/2022	(47,250)
Analog Devices, Inc.	32	(456,384)	145	11/18/2022	(12,160)
Analog Devices, Inc.	128	(1,825,536)	155	11/18/2022	(10,560)
Analog Devices, Inc.	31	(442,122)	155	12/16/2022	(8,138)
Applied Materials, Inc.	130	(1,147,770)	75	11/18/2022	(183,300)
Applied Materials, Inc.	58	(512,082)	80	11/18/2022	(57,130)
Applied Materials, Inc.	58	(512,082)	85	11/18/2022	(35,525)
Applied Materials, Inc.	58	(512,082)	87.5	11/18/2022	(27,405)
Applied Materials, Inc.	108	(953,532)	92.5	11/18/2022	(26,514)
Applied Materials, Inc.	53	(467,937)	92.5	12/16/2022	(22,525)
ASML Holding NV	40	(1,889,680)	360	11/18/2022	(454,000)
ASML Holding NV	11	(519,662)	420	11/18/2022	(64,515)
ASML Holding NV	11	(519,662)	440	11/18/2022	(47,410)
ASML Holding NV	11	(519,662)	470	11/18/2022	(26,125)
ASML Holding NV	21	(992,082)	480	11/18/2022	(39,270)
ASML Holding NV	10	(472,420)	520	12/16/2022	(14,550)
Entegris, Inc.	200	(1,586,800)	75	11/18/2022	(138,000)
Entegris, Inc.	57	(452,238)	80	11/18/2022	(22,800)
Entegris, Inc.	116	(920,344)	85	11/18/2022	(24,070)
Entegris, Inc.	106	(841,004)	95	11/18/2022	(5,035)
Entegris, Inc.	59	(468,106)	85	12/16/2022	(21,535)
Lattice Semiconductor Corp.	185	(897,435)	50	11/18/2022	(40,700)
Lattice Semiconductor Corp.	276	(1,338,876)	55	11/18/2022	(24,150)
Lattice Semiconductor Corp.	92	(446,292)	55	12/16/2022	(15,640)
Marvell Technology, Inc.	114	(452,352)	40	11/18/2022	(23,712)
Marvell Technology, Inc.	232	(920,576)	42.5	11/18/2022	(25,056)
Marvell Technology, Inc.	207	(821,376)	47.5	11/18/2022	(4,554)
Marvell Technology, Inc.	118	(468,224)	42.5	12/16/2022	(29,028)
Micron Technology, Inc.	82	(443,620)	55	11/18/2022	(16,769)
Micron Technology, Inc.	83	(449,030)	60	11/18/2022	(4,275)
Monolithic Power Systems, Inc.	27	(916,515)	340	11/18/2022	(47,520)
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Next Generation Connectivity Fund Inc.^
(cont’d)
Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Semiconductors & Semiconductor Equipment (cont’d)
Monolithic Power Systems, Inc.	49	$(1,663,305)	$370	11/18/2022	$(35,770)
Monolithic Power Systems, Inc.	40	(1,357,800)	380	11/18/2022	(19,000)
Monolithic Power Systems, Inc.	24	(814,680)	410	11/18/2022	(5,880)
Monolithic Power Systems, Inc.	14	(475,230)	360	12/16/2022	(25,340)
NVIDIA Corp.	100	(1,349,700)	115	11/18/2022	(220,500)
NVIDIA Corp.	38	(512,886)	120	11/18/2022	(68,685)
NVIDIA Corp.	100	(1,349,700)	125	11/18/2022	(144,000)
NVIDIA Corp.	38	(512,886)	130	11/18/2022	(42,465)
NVIDIA Corp.	37	(499,389)	135	11/18/2022	(31,265)
NVIDIA Corp.	72	(971,784)	140	11/18/2022	(44,100)
NVIDIA Corp.	36	(485,892)	135	12/16/2022	(43,290)
Rambus, Inc.	518	(1,562,288)	28	11/18/2022	(147,630)
Rambus, Inc.	333	(1,004,328)	29	11/18/2022	(76,590)
Rambus, Inc.	157	(473,512)	31	12/16/2022	(23,157)
Taiwan Semiconductor Manufacturing Co. Ltd.	69	(424,695)	65	11/18/2022	(6,210)
Taiwan Semiconductor Manufacturing Co. Ltd.	70	(430,850)	70	11/18/2022	(1,085)
Taiwan Semiconductor Manufacturing Co. Ltd.	68	(418,540)	75	11/18/2022	(204)
Taiwan Semiconductor Manufacturing Co. Ltd.	124	(763,220)	80	11/18/2022	(186)
Taiwan Semiconductor Manufacturing Co. Ltd.	74	(455,470)	65	12/16/2022	(14,763)
Texas Instruments, Inc.	29	(465,827)	160	11/18/2022	(15,515)
Texas Instruments, Inc.	29	(465,827)	165	11/18/2022	(8,555)
Texas Instruments, Inc.	29	(465,827)	170	11/18/2022	(4,191)
Texas Instruments, Inc.	56	(899,528)	180	11/18/2022	(1,428)
Texas Instruments, Inc.	28	(449,764)	170	12/16/2022	(10,360)
					(2,710,927)
Software
Adobe, Inc.	15	(477,750)	300	11/18/2022	(35,437)
Adobe, Inc.	33	(1,051,050)	310	11/18/2022	(54,615)
Adobe, Inc.	15	(477,750)	320	11/18/2022	(16,275)
Adobe, Inc.	15	(477,750)	325	11/18/2022	(12,638)
Adobe, Inc.	14	(445,900)	335	12/16/2022	(17,640)
ANSYS, Inc.	22	(486,552)	210	11/18/2022	(34,210)
ANSYS, Inc.	22	(486,552)	220	11/18/2022	(21,230)
ANSYS, Inc.	71	(1,570,236)	230	11/18/2022	(36,210)
ANSYS, Inc.	39	(862,524)	250	11/18/2022	(3,413)
ANSYS, Inc.	21	(464,436)	230	12/16/2022	(18,795)
Atlassian Corp.	23	(466,279)	210	12/16/2022	(40,480)
Atlassian Corp. PLC	67	(1,358,291)	210	11/18/2022	(83,750)
Atlassian Corp. PLC	42	(851,466)	240	11/18/2022	(16,170)
Bill.com Holdings, Inc.	35	(466,760)	125	11/18/2022	(61,950)
Bill.com Holdings, Inc.	75	(1,000,200)	132	11/18/2022	(103,500)
Bill.com Holdings, Inc.	36	(480,096)	135	11/18/2022	(44,640)
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Next Generation Connectivity Fund Inc.^
(cont’d)
Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Software (cont’d)
Bill.com Holdings, Inc.	35	$(466,760)	$140	11/18/2022	$(35,875)
Bill.com Holdings, Inc.	69	(920,184)	145	11/18/2022	(57,615)
Bill.com Holdings, Inc.	36	(480,096)	140	12/16/2022	(51,300)
Cadence Design Systems, Inc.	30	(454,170)	160	11/18/2022	(5,850)
Cadence Design Systems, Inc.	59	(893,201)	165	11/18/2022	(6,048)
Cadence Design Systems, Inc.	56	(847,784)	180	11/18/2022	(784)(a)(b)
Cadence Design Systems, Inc.	28	(423,892)	165	12/16/2022	(8,610)
Crowdstrike Holdings, Inc.	28	(451,360)	160	11/18/2022	(24,990)
Crowdstrike Holdings, Inc.	29	(467,480)	165	11/18/2022	(18,488)
Crowdstrike Holdings, Inc.	29	(467,480)	170	12/16/2022	(29,000)
Datadog, Inc.	53	(426,703)	85	11/18/2022	(22,922)
Datadog, Inc.	109	(877,559)	90	11/18/2022	(29,648)
Datadog, Inc.	102	(821,202)	100	11/18/2022	(9,690)
Datadog, Inc.	55	(442,805)	90	12/16/2022	(26,537)
Dynatrace, Inc.	655	(2,308,220)	35	11/18/2022	(162,112)
Dynatrace, Inc.	135	(475,740)	35	12/16/2022	(43,200)
HubSpot, Inc.	17	(504,152)	270	11/18/2022	(63,070)
HubSpot, Inc.	17	(504,152)	280	11/18/2022	(52,445)
HubSpot, Inc.	17	(504,152)	290	11/18/2022	(42,585)
HubSpot, Inc.	32	(948,992)	310	11/18/2022	(49,920)
HubSpot, Inc.	17	(504,152)	290	12/16/2022	(58,225)
Intuit, Inc.	11	(470,250)	410	11/18/2022	(30,360)
Intuit, Inc.	22	(940,500)	430	11/18/2022	(35,090)
Intuit, Inc.	23	(983,250)	440	11/18/2022	(25,875)
Intuit, Inc.	11	(470,250)	450	12/16/2022	(19,305)
Palo Alto Networks, Inc.	28	(480,452)	160	11/18/2022	(43,820)
Palo Alto Networks, Inc.	56	(960,904)	170	11/18/2022	(51,240)
Palo Alto Networks, Inc.	55	(943,745)	180	11/18/2022	(24,750)
Palo Alto Networks, Inc.	28	(480,452)	175	12/16/2022	(27,300)
ServiceNow, Inc.	13	(546,962)	380	11/18/2022	(61,685)
ServiceNow, Inc.	24	(1,009,776)	390	11/18/2022	(93,960)
ServiceNow, Inc.	24	(1,009,776)	420	11/18/2022	(45,840)
ServiceNow, Inc.	12	(504,888)	390	12/16/2022	(57,900)
Zscaler, Inc.	30	(462,300)	150	11/18/2022	(32,925)
Zscaler, Inc.	60	(924,600)	160	11/18/2022	(36,000)
Zscaler, Inc.	55	(847,550)	180	11/18/2022	(7,068)
Zscaler, Inc.	31	(477,710)	165	12/16/2022	(32,782)
					(2,025,767)
Wireless Telecommunication Services
T-Mobile U.S., Inc.	32	(484,992)	140	11/18/2022	(40,240)
T-Mobile U.S., Inc.	134	(2,030,904)	145	11/18/2022	(110,550)
T-Mobile U.S., Inc.	33	(500,148)	150	12/16/2022	(22,770)
					(173,560)
Total calls					$(8,966,418)
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Next Generation Connectivity Fund Inc.^
(cont’d)
Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Wireless Telecommunication Services (cont’d)
Puts
Entertainment
Netflix, Inc.	60	$(1,751,280)	$270	11/18/2022	$(30,450)
Hotels, Restaurants & Leisure
Expedia Group, Inc.	100	(934,700)	95	11/18/2022	(68,250)
Internet & Direct Marketing Retail
Alibaba Group Holding Ltd.	160	(1,017,280)	60	11/18/2022	(38,960)
Alibaba Group Holding Ltd.	140	(890,120)	70	11/18/2022	(111,650)
JD.com, Inc.	230	(857,670)	42.5	11/18/2022	(138,575)
					(289,185)
Semiconductors & Semiconductor Equipment
Advanced Micro Devices, Inc.	560	(3,363,360)	60	11/18/2022	(201,600)
Advanced Micro Devices, Inc.	230	(1,381,380)	65	11/18/2022	(151,800)
Analog Devices, Inc.	140	(1,996,680)	140	12/16/2022	(89,600)
Applied Materials, Inc.	130	(1,147,770)	75	11/18/2022	(8,320)
ASML Holding NV	40	(1,889,680)	360	11/18/2022	(5,000)
Lam Research Corp.	50	(2,023,900)	325	11/18/2022	(6,200)
Lam Research Corp.	60	(2,428,680)	350	11/18/2022	(18,510)
Lam Research Corp.	80	(3,238,240)	365	11/18/2022	(41,800)
Micron Technology, Inc.	300	(1,623,000)	52.5	11/18/2022	(50,850)
NVIDIA Corp.	100	(1,349,700)	115	11/18/2022	(18,400)
NVIDIA Corp.	100	(1,349,700)	125	11/18/2022	(41,500)
Texas Instruments, Inc.	100	(1,606,300)	155	11/18/2022	(25,900)
					(659,480)
Software
ANSYS, Inc.	50	(1,105,800)	220	11/18/2022	(40,750)
ANSYS, Inc.	50	(1,105,800)	230	11/18/2022	(67,750)
Cadence Design Systems, Inc.	100	(1,513,900)	155	11/18/2022	(69,000)
					(177,500)
Total puts					$(1,224,865)
Total options written (premium received $10,039,307)					$(10,191,283)

(a)	Value determined using significant unobservable inputs.
(b)	Security fair valued as of October 31, 2022 in accordance with procedures approved by the valuation designee.
For the year ended October 31, 2022, the average market value for the months where the Fund had options written outstanding was $(6,690,828). At October 31, 2022, the Fund had securities pledged in the amount of $66,711,000 to cover collateral requirements for options written.

See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Next Generation Connectivity Fund Inc.^
(cont’d)
The following is a summary, categorized by Level (see Note A of the Notes to Consolidated Financial Statements), of inputs used to value the Fund’s investments as of October 31, 2022:
Asset Valuation Inputs	Level 1	Level 2	Level 3(a)	Total
Investments:
Common Stocks
Computers	$—	$—	$19,000,003	$19,000,003
Software	179,268,951	—	30,532,012	209,800,963
Other Common Stocks#	576,768,771	—	—	576,768,771
Total Common Stocks	756,037,722	—	49,532,015	805,569,737
Preferred Stocks#	—	—	109,534,800	109,534,800
Convertible Bonds#	—	—	5,000,000	5,000,000
Short-Term Investments	—	19,519,985	—	19,519,985
Total Investments	$756,037,722	$19,519,985	$164,066,815	$939,624,522

#	The Consolidated Schedule of Investments provides information on the industry or sector categorization as well as a Positions by Country summary.
(a)	The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance as of 11/1/2021	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 10/31/2022	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/2022
Investments in Securities:
Common Stocks(1)	$—	$—	$—	$(7,633)	$57,165	$—	$—	$—	$49,532	$(7,633)
Preferred Stocks(1)	5,000	—	—	1,700	102,835	—	—	—	109,535	1,700
Convertible Bonds(1)	—	—	—	—	5,000	—	—	—	5,000	—
Total	$5,000	$—	$—	$(5,933)	$165,000	$—	$—	$—	$164,067	$(5,933)

(1) Quantitative Information about Level 3 Fair Value Measurements:
Investment type	Fair value at 10/31/2022	Valuation approach	Unobservable input(s)	Input value/ range	Weighted average(a)	Impact to valuation from increase in input(b)
Common Stocks	$19,000,003	Market Approach	Transaction Price	$11.00	$11.00	Increase
Common Stocks	30,532,012	Market Approach	Enterprise value/Revenue multiple(c) (EV/Revenue)	11.0x	8.0x	Increase
			Liquidation Preference Discount	20.0%	20.0%	Decrease
Preferred Stocks	28,700,003	Market Approach	Enterprise value/Revenue multiple(c) (EV/Revenue)	7.0x - 12.0x	7.8x	Increase
Preferred Stocks	55,834,789	Market Approach	Transaction Price	$26.21 - $1,000.00	$595.48	Increase
Preferred Units	25,000,008	Market Approach	Transaction Price	$113.86	$113.86	Increase
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Next Generation Connectivity Fund Inc.^
(cont’d)
(1)Quantitative Information about Level 3 Fair Value Measurements (cont’d):
Investment type	Fair value at 10/31/2022	Valuation approach	Unobservable input(s)	Input value/ range	Weighted average(a)	Impact to valuation from increase in input(b)
Convertible Bonds	$5,000,000	Market Approach	Transaction Price	$1,000.00	$1,000.00	Increase
(a) The weighted averages disclosed in the table above were weighted by relative fair value.
(b) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase or decrease in the corresponding input. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

(c) Represents amounts used when the reporting entity has determined that market participants would use such multiples when pricing the investments.
The following is a summary, categorized by Level (see Note A of the Notes to Consolidated Financial Statements), of inputs used to value the Fund’s derivatives as of October 31, 2022:
Other Financial Instruments	Level 1	Level 2	Level 3(a)	Total
Options Written
Liabilities	$(10,183,799)	$—	$(7,484)	$(10,191,283)
Total	$(10,183,799)	$—	$(7,484)	$(10,191,283)

(a)	The following is a reconciliation between the beginning and ending balances of derivative investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance as of 11/1/2021	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases/ Closing of options	Sales/ Writing of options	Transfers into Level 3	Transfers out of Level 3	Balance as of 10/31/2022	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/2022
Other Financial Instruments
Written Option Contracts(1)	$(114)	$—	$134	$24	$8	$(59)	$—	$—	$(7)	$46
Total	$(114)	$—	$134	$24	$8	$(59)	$—	$—	$(7)	$46
(1) For the year ended  October 31, 2022, these investments were valued in accordance with procedures approved by the valuation designee. These investments did not have a material impact on the Fund’s net assets applicable to common stockholders and, therefore, disclosure of unobservable inputs used in formulating valuations is not presented.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities
Neuberger Berman
NEXT GENERATION CONNECTIVITY FUND INC.
October 31, 2022
Assets
Investments in securities, at value* (Note A)—see Consolidated Schedule of Investments:
Unaffiliated issuers(a)	$939,624,522
Cash	2,462,003
Foreign currency(b)	728,112
Dividends and interest receivable	249,676
Prepaid expenses and other assets	30,525
Total Assets	943,094,838
Liabilities
Distributions payable—common stock	1,151,214
Payable to investment manager (Note B)	770,332
Option contracts written, at value(c) (Note A)	10,191,283
Payable for securities purchased	10,980,295
Payable to administrator (Note B)	193,414
Payable to directors	13,027
Other accrued expenses and payables	157,359
Total Liabilities	23,456,924
Net Assets applicable to Common Stockholders	$919,637,914
Net Assets applicable to Common Stockholders consist of:
Paid-in capital—common stock	$1,441,472,567
Total distributable earnings/(losses)	(521,834,653)
Net Assets applicable to Common Stockholders	$919,637,914
Shares of Common Stock Outstanding ($0.0001 par value; 1,000,000,000 shares authorized)	78,761,496
Net Asset Value Per Share of Common Stock Outstanding	$11.68
*Cost of Investments:
(a) Unaffiliated issuers	$1,240,737,645
(b) Total cost of foreign currency	$799,220
(c) Premium received from option contracts written	$10,039,307

See Notes to Consolidated Financial Statements

Consolidated Statement of Operations
Neuberger Berman
NEXT GENERATION CONNECTIVITY FUND INC.
For the Fiscal Year Ended October 31, 2022
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$4,230,585
Interest and other income—unaffiliated issuers	298,700
Foreign taxes withheld	(230,935)
Total income	$4,298,350
Expenses:
Investment management fees (Note B)	11,951,597
Administration fees (Note B)	2,989,563
Audit fees	50,274
Custodian and accounting fees	120,220
Insurance	7,899
Legal fees	85,272
Stockholder reports	46,733
Stock exchange listing fees	155,660
Stock transfer agent fees	15,335
Directors' fees and expenses	44,175
Interest	8,141
Miscellaneous and other fees	17,943
Total expenses	15,492,812
Net investment income/(loss)	$(11,194,462)
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	(181,757,611)
Settlement of foreign currency transactions	(44,229)
Expiration or closing of option contracts written	34,491,540
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	(476,699,521)
Foreign currency translations	(73,807)
Option contracts written	1,769,790
Net gain/(loss) on investments	(622,313,838)
Net increase/(decrease) in net assets applicable to Common Stockholders resulting from operations	$(633,508,300)
See Notes to Consolidated Financial Statements

Statements of Changes in Net Assets
Neuberger Berman
	Next Generation Connectivity Fund Inc.
	Fiscal Year Ended	Period from May 26, 2021 (Commencement of Operations) to
	October 31, 2022(a)	October 31, 2021
Increase/(Decrease) in Net Assets Applicable to Common Stockholders:
From Operations (Note A):
Net investment income/(loss)	$(11,194,462)	$(5,693,014)
Net realized gain/(loss) on investments	(147,310,300)	(64,035,583)
Change in net unrealized appreciation/(depreciation) of investments	(475,003,538)	173,663,284
Net increase/(decrease) in net assets applicable to Common Stockholders resulting from operations	(633,508,300)	103,934,687
Distributions to Common Stockholders From (Note A):
Distributable earnings	—	(1,581,211)
Tax return of capital	(94,513,795)	(29,923,387)
Total distributions to Common Stockholders	(94,513,795)	(31,504,598)
From Capital Share Transactions (Note D):
Net proceeds from initial capitalization	—	100,000
Net proceeds from issuance of common stock	—	1,575,129,920
Total net proceeds from capital share transactions	—	1,575,229,920
Net Increase/(Decrease) in Net Assets Applicable to Common Stockholders	(728,022,095)	1,647,660,009
Net Assets Applicable to Common Stockholders:
Beginning of year	1,647,660,009	—
End of year	$919,637,914	$1,647,660,009

(a)	Consolidated financial statement, see Note A of the Notes to Financial Statements for additional information.
See Notes to Consolidated Financial Statements

Consolidated Statement of Cash Flows
Neuberger Berman
NEXT GENERATION CONNECTIVITY FUND INC.
For the Fiscal Year Ended October 31, 2022
Increase/(Decrease) in cash:
Cash flows from operating activities:
Net decrease in net assets applicable to Common Stockholders resulting from operations	$(633,508,300)
Adjustments to reconcile net increase in net assets applicable to Common Stockholders resulting from operations to net cash provided by operating activities:
Changes in assets and liabilities:
Purchase of investment securities	(1,229,027,884)
Proceeds from disposition of investment securities	1,242,065,943
Proceeds for option contracts written	4,748,820
Purchase/sale of short-term investment securities, net	(17,874,875)
Decrease in dividends and interest receivable	239,647
Increase in prepaid expenses and other assets	(30,525)
Decrease in receivable for securities sold	40,870,394
Decrease in payable for securities purchased	(4,145,670)
Decrease in payable to investment manager	(578,482)
Decrease in payable to directors	(862)
Decrease in payable to administrator	(143,790)
Decrease in other accrued expenses and payables	(79,059)
Unrealized depreciation on investment securities of unaffiliated issuers	476,699,521
Net realized loss from transactions in investment securities of unaffiliated issuers	181,757,611
Net realized gain from expiration or closing of option contracts written	36,413,306
Net cash provided by (used in) operating activities	$97,405,795
Cash flows from financing activities:
Cash distributions paid on common stock	(94,943,792)
Net increase/(decrease) in cash	2,462,003
Cash:
Cash and restricted cash at beginning of year	—
Cash and restricted cash at end of year	$2,462,003
Supplemental disclosure
Cash paid for interest	$8,141
See Notes to Consolidated Financial Statements

Notes to Consolidated Financial Statements Next Generation Connectivity Fund Inc.
Note A—Summary of Significant Accounting Policies:
1
General: Neuberger Berman Next Generation Connectivity Fund Inc. (the "Fund") was organized as a Maryland corporation on February 3, 2021 as a non-diversified, limited term closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund commenced operations on May 26, 2021. The Fund’s Board of Directors (the "Board") may classify or re-classify any unissued shares of capital stock into one or more classes of preferred stock without the approval of stockholders.
A balance indicated with a "—", reflects either a zero balance or a balance that rounds to less than 1.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 "Financial Services—Investment Companies."
The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.
On February 25, 2022, to facilitate compliance with certain requirements necessary to maintain its status as a regulated investment company ("RIC"), the Fund formed NB A24 NBXG Blocker LLC (the "Blocker"), a Delaware limited liability company, to hold interests in certain private placements. The Blocker is a wholly owned subsidiary of the Fund and the Fund will remain its sole member.
As of October 31, 2022, the value of the Fund's investment in the Blocker was as follows:
Investment in Blocker	Percentage of Net Assets
$25,000,008	2.7%
2
Consolidation: The accompanying financial statements of the Fund present the consolidated accounts of the Fund and the Blocker. All intercompany accounts and transactions have been eliminated in consolidation.
3
Portfolio valuation: In accordance with ASC 820 "Fair Value Measurement" ("ASC 820"), all investments held by the Fund are carried at the value that Management believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. At times, Management may need to apply significant judgment to value investments in accordance with ASC 820.
ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.
•
Level 1 – unadjusted quoted prices in active markets for identical investments
•
Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
•
Level 3 – unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund’s investments in equity securities, preferred stocks, and exchange-traded options written, for which market quotations are available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.
The value of the Fund's investments in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on bid quotations, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities held by the Fund:
Convertible Bonds. Inputs used to value convertible bonds generally include underlying stock data, conversion rates, credit specific details, relevant listed bond and preferred stock prices and other market information, which may include benchmark yield curves, reported trades, broker-dealer quotes, issuer spreads, comparable securities, and reference data, such as market research publications, when available.
Management has developed a process to periodically review information provided by independent pricing services for all types of securities.
Investments in non-exchange traded investment companies are valued using the respective fund’s daily calculated net asset value ("NAV") per share (Level 2 inputs), when available.
If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not available, the security is valued using methods Management has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Pursuant to Rule 2a-5 under the 1940 Act, the Board designated Management as the Fund's valuation designee. As the Fund's valuation designee, Management is responsible for determining fair value in good faith for any and all Fund investments. Inputs and assumptions considered in determining the fair value of a security based on Level 2 or Level 3 inputs may include, but are not limited to, the type of the security; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer and/or analysts; an analysis of the company’s or issuer’s financial statements; an evaluation of the inputs that influence the issuer and the market(s) in which the security is purchased and sold.
The value of the Fund’s investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are normally translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern Time on days the New York Stock Exchange ("NYSE") is open for business. Management has approved the use of ICE Data Services ("ICE") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, ICE will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the time as of which the Fund’s share price is calculated, Management has determined on the basis of available data that prices adjusted or evaluated in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.
Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.
4
Foreign currency translations: The accounting records of the Fund and the Blocker are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the NYSE is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain/(loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Consolidated Statement of Operations.
5
Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable), is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost and stated separately in the Consolidated Statement of Operations.
6
Income tax information: It is the policy of the Fund to qualify for treatment as a RIC by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its stockholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to stockholders, no federal income or excise tax provision is required.
ASC 740 "Income Taxes" sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Consolidated Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of October 31, 2022, the Fund did not have any unrecognized tax positions.
For federal income tax purposes, the estimated cost of investments held at October 31, 2022 was $1,270,588,624. The estimated gross unrealized appreciation was $15,266,179 and estimated gross unrealized depreciation was $346,387,375 resulting in net unrealized depreciation in value of investments of $331,121,196 based on cost for U.S. federal income tax purposes.
Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.
Any permanent differences resulting from different book and tax treatment are reclassified at year-end and have no impact on net income, NAV or NAV per share of common stock of the Fund. For the year ended October 31, 2022, the Fund recorded permanent reclassifications primarily related to net operating losses written off. For the year ended October 31, 2022, the Fund recorded the following permanent reclassifications:
Paid-in Capital	Total Distributable Earnings/(Losses)
$(3,466,869)	$3,466,869

The tax character of distributions paid during the year ended October 31, 2022, and period ended October 31, 2021, was as follows:
Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Return of Capital		Total
2022	2021	2022	2021	2022	2021	2022	2021
$—	$1,581,211(a)	$—	$—(a)	$94,513,795	$29,923,387(a)	$94,513,795	$31,504,598(a)

(a)	Period from May 26, 2021 (Commencement of Operations) to October 31, 2021.
As of October 31, 2022, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:
Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$—	$—	$(331,191,233)	$(189,492,206)	$(1,151,214)	$(521,834,653)
The temporary differences between book basis and tax basis distributable earnings are primarily due to timing differences of fund level distributions and losses disallowed and/or recognized on wash sales and straddles.
To the extent the Fund’s net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. Capital loss carryforward rules allow for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. As determined at October 31, 2022, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset future net realized capital gains, if any, as follows:
Capital Loss Carryforwards
Long-Term	Short-Term
$8,837,865	$172,239,989
Under current tax regulations, capital losses realized on investment transactions after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. Under current tax rules, the Fund may also defer any realized late-year ordinary losses as occurring on the first day of the following fiscal year. Late-year ordinary losses represent ordinary losses realized on investment transactions after December 31 and specified losses (ordinary losses from the sale, exchange, or other disposition of property, net foreign currency losses and net PFIC mark to market losses) realized on investment transactions after October 31. For the year ended October 31, 2022, the Fund elected to defer the following late-year ordinary losses and post October capital losses:
Late-Year Ordinary Loss Deferral	Post October Capital Loss Deferral
$8,201,819	$—
The Blocker is taxed as a corporation under the U.S. Internal Revenue Code. As of October 31, 2022, the Fund had a gross deferred tax asset of $4,142 resulting from net operating losses in the Blocker and had no deferred tax liability. As of October 31, 2022, the Blocker anticipated that it would be unable to fully utilize the deferred tax asset, therefore, the deferred tax asset was offset by a valuation allowance of $4,142. For the year ended October 31, 2022, the Fund did not record a provision for taxes related to the Blocker.
7
Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

Foreign capital gains on certain foreign securities may be subject to foreign taxes, which are accrued as applicable. At October 31, 2022, there were no outstanding balances of accrued capital gains taxes for the Fund.
As a result of several European Court of Justice ("ECJ") court cases in certain countries across the European Union ("EU"), the Fund may file tax reclaims for previously withheld taxes on dividends earned in those countries ("ECJ tax reclaims"). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized, if any, for ECJ tax reclaims would be reflected as "Interest and other income—unaffiliated issuers" in the Consolidated Statement of Operations and the cost to file these additional ECJ tax reclaims, if any, would be reflected as "Miscellaneous and other fees" in the Consolidated Statement of Operations. When the ECJ tax reclaim is "more likely than not" to not be sustained assuming examination by tax authorities due to the uncertainty that exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these ECJ tax reclaims, and the potential timing of payment, no amounts are reflected in the Consolidated Statement of Assets and Liabilities.
8
Distributions to common stockholders: The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to declare and pay monthly distributions to common stockholders. The Fund has adopted a policy to pay common stockholders a stable monthly distribution. The Fund’s ability to satisfy its policy will depend on a number of factors, including the amount and stability of income received from its investments, the availability of capital gains and the level of other Fund fees and expenses. In an effort to maintain a stable distribution amount, the Fund may pay distributions consisting of net investment income, net realized gains and paid-in capital. There is no assurance that the Fund will always be able to pay distributions of a particular size, or that distributions will consist solely of net investment income and net realized capital gains. The composition of the Fund’s distributions for the calendar year 2022 will be reported to Fund stockholders on IRS Form 1099-DIV. The Fund may pay distributions in excess of those required by its stable distribution policy to avoid excise tax or to satisfy the requirements of Subchapter M of the Internal Revenue Code. Distributions to common stockholders are recorded on the ex-date. Net realized capital gains, if any, will be offset to the extent of any available capital loss carryforwards. Any such offset will not reduce the level of the stable monthly distribution paid by the Fund.
On October 31, 2022, the Fund declared a monthly distribution to common stockholders in the amount of $0.1000 per share, payable on November 30, 2022 to stockholders of record on November 15, 2022, with an ex-date of November 14, 2022. Subsequent to October 31, 2022, the Fund declared a monthly distribution on November 30, 2022 to common stockholders in the amount of $0.1000 per share, payable on December 30, 2022 to stockholders of record on December 15, 2022, with an ex-date of December 14, 2022.
9
Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to the Fund are charged to the Fund. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which NBIA serves as investment manager, that are not directly attributable to a particular investment company (e.g., the Fund) are allocated among the Fund and the other investment companies or series thereof in the complex on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies or series thereof in the complex can otherwise be made fairly.
10
Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

11
Concentration of risk: The Fund’s investments will be concentrated in securities of issuers operating in one or more industries within the information technology and communication services groups of industries. Communication services companies may be subject to specific risks associated with legislative or regulatory changes, adverse market conditions, intellectual property use and/or increased competition. The market prices of technology and technology-related stocks tend to exhibit a greater degree of market risk and price volatility than other types of investments. These stocks may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. The economic fortunes of the companies held by the Fund may be significantly tied to next generation connectivity technologies. The focus of the Fund’s portfolio on a specific group of industries may present more risks than if its portfolio were broadly diversified over numerous industries and sectors of the economy.
12
Limited term and Eligible Tender Offer: The Fund has a limited term and intends to terminate on the first business day following the twelfth anniversary of the effective date of the Fund’s initial registration statement, which is currently anticipated to be May 26, 2033 (the "Stated Termination Date"); provided, that if the Board believes that, under then-current market conditions, it is in the best interests of the Fund to do so, the Fund may extend the Termination Date: (i) once for up to one year and (ii) once for up to an additional six months (in the event of any such extension, the termination date shall be referred to as the "Extended Termination Date" and the later of the Stated Termination Date and the Extended Termination Date is referred to as the "Termination Date"), in each case upon the affirmative vote of a majority of the Board and without the approval of common stockholders.
In addition, as of a date within twelve months preceding the Termination Date, the Board may cause the Fund to conduct a tender offer to all common stockholders to purchase common stock of the Fund at a price equal to the Fund’s NAV per share of common stock (an "Eligible Tender Offer"). The Board has established that, following an Eligible Tender Offer, the Fund must have at least $200 million of net assets to ensure the continued viability of the Fund (the "Termination Threshold"). In an Eligible Tender Offer, the Fund will offer to purchase all common stock held by each common stockholder; provided, that if the number of properly tendered shares of common stock would result in the Fund’s net assets totaling less than the Termination Threshold, the Eligible Tender Offer will be terminated and no common stock will be repurchased pursuant to the Eligible Tender Offer. Instead, the Fund will begin (or continue) liquidating its portfolio and proceed to terminate on or before the Termination Date.
If the number of properly tendered shares of Common Stock would result in the Fund’s net assets equaling or totaling greater than the Termination Threshold, all common stock properly tendered and not withdrawn will be purchased by the Fund pursuant to the terms of the Eligible Tender Offer. Following the completion of an Eligible Tender Offer, the Board may eliminate the limited term structure of the Fund upon the affirmative vote of a majority of the Board and without the approval of common stockholders.
13
Derivative instruments: The Fund’s use of derivatives during the year ended October 31, 2022, is described below. Please see the Consolidated Schedule of Investments for the Fund’s open positions in derivatives at October 31, 2022. The Fund has adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Consolidated Statement of Operations, they do not qualify for hedge accounting. Accordingly, even though the Fund’s investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.
The SEC adopted Rule 18f-4 under the 1940 Act which, effective August 19, 2022, regulates the use of derivatives for certain funds registered under the 1940 Act ("Rule 18f-4"). The Fund has adopted a Rule 18f-4 Policy which provides, among other things, that unless the Fund qualifies as a "limited derivatives user" as defined in Rule 18f-4, the Fund is subject to a comprehensive derivatives risk management program, is required to comply with certain value-at-risk based leverage limits and is required to provide additional disclosure both publicly and to the SEC regarding its derivatives positions. If the Fund qualifies as a limited derivatives user, Rule 18f-4 requires the Fund to have policies and procedures to manage its aggregate derivatives risk.

Options: During the year ended October 31, 2022, the Fund used options written and options purchased to enhance risk-adjusted returns. The Fund also used options written to generate current gains from option premiums.
Premiums paid by the Fund upon purchasing a call or put option are recorded in the asset section of the Fund’s Consolidated Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the asset is eliminated. For purchased call options, the Fund’s loss is limited to the amount of the option premium paid.
Premiums received by the Fund upon writing a call option or a put option are recorded in the liability section of the Fund’s Consolidated Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the liability is eliminated.
When the Fund writes a call option on an underlying asset it does not own, its exposure on such an option is theoretically unlimited. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a call or put option that the Fund has written expires unexercised, the Fund will realize a gain for the amount of the premium. All securities covering outstanding written options are held in escrow by the custodian bank.
At October 31, 2022, the Fund had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:
	Asset Derivatives		Liability Derivatives
	Consolidated Statement of Assets and Liabilities Location	Value	Consolidated Statement of Assets and Liabilities Location	Value
Options written
Equity risk	—	$—	Option contracts written, at value	$(10,191,283)
The impact of the use of these derivative instruments on the Consolidated Statement of Operations during the year ended October 31, 2022, was as follows:
	Net Realized Gain/ (Loss) on Derivatives(a)	Change in Net Unrealized Appreciation/ (Depreciation) on Derivatives(b)
Options purchased
Equity risk	$(368,557)	$-
Options written
Equity risk	34,491,540	1,769,790

(a)	Net realized gains/(losses) on derivatives are located in the Consolidated Statement of Operations each under the caption, "Net realized gain/(loss) on:"

Options purchased	Transactions in investment securities of unaffiliated issuers
Options written	Expiration or closing of option contracts written

(b)	Change in net unrealized appreciation/(depreciation) is located in the Consolidated Statement of Operations each under the caption, "Change in net unrealized appreciation/(depreciation) in value of:"

Options purchased	Investment securities of unaffiliated issuers
Options written	Option contracts written

While the Fund may receive redeemable preference shares, rights and warrants in connection with its investments in securities, these preference shares, rights and warrants are not considered "derivative instruments" under ASC 815.
14
Securities lending: The Fund, using State Street Bank and Trust Company ("State Street") as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lender’s fees. These fees, if any, would be disclosed within the Consolidated Statement of Operations under the caption "Income from securities loaned-net" and are net of expenses retained by State Street as compensation for its services as lending agent.
The initial collateral received by the Fund at the beginning of each transaction shall have a value equal to at least 102% of the prior day’s market value of the loaned securities (105% in the case of international securities). Collateral in the form of cash and/or securities issued or guaranteed by the U.S. government or its agencies, equivalent to at least 100% of the market value of securities, is maintained at all times. Thereafter, the value of the collateral is monitored on a daily basis, and collateral is moved daily between a counterparty and the Fund until the close of the transaction. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of State Street and is included on the Consolidated Statement of Assets and Liabilities. The total value of securities received as collateral for securities on loan is included in a footnote following the Consolidated Schedule of Investments, but is not included within the Consolidated Statement of Assets and Liabilities because the receiving Fund does not have the right to sell or repledge the securities received as collateral. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities. Any increase or decrease in the fair value of the securities loaned and any interest earned or dividends paid or owed on those securities during the term of the loan would accrue to the Fund.
During the year ended October 31, 2022, the Fund did not participate in securities lending.
15
Investments in private companies: Investments in private companies, including companies that have not yet issued securities publicly in an initial public offering, involve greater risks than investments in securities of companies that have traded publicly on an exchange for extended periods of time. Investments in these companies are generally less liquid than investments in securities issued by public companies and may be difficult for the Fund to value. Private placements and other restricted securities may not be listed on an exchange and may have no active trading market. As a result of the absence of a public trading market, the prices of these securities may be more difficult to determine than publicly traded securities and these securities may involve heightened risk as compared to investments in securities of publicly traded companies. Private placements and other restricted securities may be illiquid, and it frequently can be difficult to sell them at a time when it may otherwise be desirable to do so or the Fund may be able to sell them only at prices that are less than what the Fund regards as their fair market value.
16
Indemnifications: Like many other companies, the Fund’s organizational documents provide that its officers ("Officers") and directors ("Directors") are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund’s maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.
Note B—Investment Management Fees, Administration Fees, and Other Transactions with Affiliates:
The Fund retains NBIA as its investment manager under a Management Agreement. For such investment management services, the Fund pays NBIA an investment management fee at an annual rate of 1.00% of the Fund’s average daily Managed Assets. Managed Assets equal the total assets of the Fund, less liabilities other than the aggregate indebtedness entered into for purposes of leverage, if any.

The Fund retains NBIA as its administrator under an Administration Agreement. The Fund pays NBIA an administration fee at an annual rate of 0.25% of its average daily Managed Assets under this agreement. Additionally, NBIA retains State Street as its sub-administrator under a Sub-Administration Agreement. NBIA pays State Street a fee for all services received under the Sub-Administration Agreement.
The expenses of the Blocker are included in the total expenses on the Consolidated Statement of Operations. For the year ended October 31, 2022, the expenses of the Blocker amounted to $16,562.
Note C—Securities Transactions:
During the year ended October 31, 2022, there were purchase and sale transactions of long-term securities (excluding written option contracts) of $1,214,220,289 and $1,241,807,607, respectively.
During the year ended October 31, 2022, no brokerage commissions on securities transactions were paid to affiliated brokers.
Note D—Capital:
Transactions in shares of common stock for the year ended October 31, 2022, and for the period ended October 31, 2021 were as follows:
For the Year Ended October 31, 2022				For the Period Ended October 31, 2021(1)
Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
—	—	—	—	78,761,496	—	—	78,761,496

(1)	Period from May 26, 2021 (Commencement of Operations) to October 31, 2021.
At October 31, 2022, the shares of common stock outstanding and the shares of common stock of the Fund owned by affiliated persons, as defined in the 1940 Act, were as follows:
Shares of Common Stock Outstanding	Shares of Common Stock Owned by Affiliated Persons
78,761,496	5,680
Note E—Recent Accounting Pronouncement:
In June 2022, FASB issued Accounting Standards Update No. 2022-03, "Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions" ("ASU 2022-03"). ASU 2022-03 clarifies the guidance in ASC 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the ability to apply a discount to the fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the impact of applying this update.
Note F—Other Matters:
Coronavirus: The outbreak of the novel coronavirus in many countries has, among other things, disrupted global travel and supply chains, and adversely impacted global commercial activity, the transportation industry and commodity prices in the energy sector. The impact of this virus has negatively affected and may continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including liquidity and volatility. The development and fluidity of this situation precludes any prediction as to its ultimate impact, which may have a continued adverse effect on global economic and market conditions. Such conditions (which may be across industries, sectors or geographies)

have impacted and may continue to impact certain issuers of the securities held by the Fund and in turn, may impact the financial performance of the Fund.
Russia's Invasion of Ukraine: Russia’s invasion of Ukraine, and corresponding events in late February 2022, have had, and could continue to have, severe adverse effects on regional and global economic markets for securities and commodities. Following Russia’s actions, various governments, including the United States, have issued broad-ranging economic sanctions against Russia. The current events have had, and could continue to have, an adverse effect on global markets performance and liquidity, thereby negatively affecting the value of the Fund's investments beyond any direct exposure to Russian or Ukrainian issuers. The duration of ongoing hostilities and the vast array of sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the Fund and its investments or operations could be negatively impacted.

Financial Highlights
Next Generation Connectivity Fund Inc.
The following table includes selected data for a share of common stock outstanding throughout each period and other performance information derived from the Consolidated Financial Statements (Financial Statements for the reporting period ended October 31, 2021). Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. A "—" indicates that the line item was not applicable in the corresponding period.
	Year Ended October 31,	Period from May 26, 2021[a] to October 31,
	2022[b]	2021
Common Stock Net Asset Value, Beginning of Year	$20.92	$20.00
Income/(Loss) From Investment Operations Applicable to Common Stockholders:
Net Investment Income/(Loss)[c]	(0.14)	(0.07)
Net Gains or (Losses) on Securities (both realized and unrealized)	(7.90)	1.39
Total From Investment Operations Applicable to Common Stockholders	(8.04)	1.32
Less Distributions to Common Stockholders From:
Net Investment Income	—	(0.02)
Tax Return of Capital	(1.20)	(0.38)
Total Distributions to Common Stockholders	(1.20)	(0.40)
Common Stock Net Asset Value, End of Year	$11.68	$20.92
Common Stock Market Value, End of Year	$9.62	$18.97
Total Return, Common Stock Net Asset Value[d]	(38.45)%	6.74%[e]
Total Return, Common Stock Market Value[d]	(44.09)%	(3.21)%[e]
Supplemental Data/Ratios
Net Assets Applicable to Common Stockholders, End of Year (in millions)	$919.6	$1,647.7
Ratios are Calculated Using Average Net Assets Applicable to Common Stockholders
Ratio of Gross Expenses	1.30%	1.30%[f]
Ratio of Net Expenses	1.30%	1.30%[f]
Ratio of Net Investment Income/(Loss)	(0.94)%	(0.82)%[f]
Portfolio Turnover Rate	103%	81%[e]

See Notes to Financial Highlights

Notes to Financial Highlights Next Generation Connectivity Fund Inc.

a	The date investment operations commenced.
b	Consolidated financial highlights. See Note A in the Notes to Consolidated Financial Statements.
c	Calculated based on the average number of shares of common stock outstanding during each fiscal period.
d
Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Total return based on per share market value assumes the purchase of shares of common stock at the market price on the first day and sale of common stock at the market price on the last day of the period indicated. Distributions, if any, are assumed to be reinvested at prices obtained under the
Fund's distribution reinvestment plan. Results represent past performance and do not indicate future results.
Current returns may be lower or higher than the performance data quoted. Investment returns will fluctuate and shares of common stock, when sold, may be worth more or less than original cost.

e	Not annualized.
f	Annualized.

Report of Independent Registered Public Accounting Firm
To the Stockholders and Board of Directors of
Neuberger Berman Next Generation Connectivity Fund Inc.
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities of Neuberger Berman Next Generation Connectivity Fund Inc. (the "Fund"), including the consolidated schedule of investments, as of October 31, 2022 and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statement of changes in net assets and the consolidated financial highlights for the year then ended, and the statement of changes in net assets and financial highlights for the period from May 26, 2021 (commencement of operations) to October 31, 2021 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund at October 31, 2022, the consolidated results of its operations and cash flows for the year then ended, the consolidated changes in net assets and its consolidated financial highlights for the year then ended, and the changes in net assets and the financial highlights for  the period from May 26, 2021 (commencement of operations) to October 31, 2021, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Neuberger Berman investment companies since 1954.
Boston, Massachusetts
December 23, 2022

Fund Investment Objectives, Policies and Risks
Investment Objectives and Policies
The Fund’s investment objectives are to provide capital appreciation and income. There can be no assurance that the Fund’s investment objectives will be achieved. The investment objectives and, unless otherwise specified, the investment policies and limitations of the Fund are not fundamental. Any investment objective, policy or limitation that is not fundamental may be changed by the Fund’s Board of Directors without stockholder approval.
Under normal market conditions, the Fund will invest at least 80% of its total assets in equity securities issued by U.S. and non-U.S. companies, in any market capitalization range, that are relevant to the theme of investing in "NextGen Companies." The Fund considers "NextGen Companies" to be companies that, in Management’s view, demonstrate significant growth potential from the development, advancement, use or sale of products, processes or services related to the fifth generation mobile network and future generations of mobile network connectivity and technology ("NextGen Connectivity").
In selecting companies that Management believes are relevant to the Fund’s investment theme, Management seeks to identify companies that demonstrate certain economic characteristics, including: growth of earnings and/or sales, increases in research and development budgets, and increases in other operating expenses (e.g., sales, general and administrative expenses) related to NextGen Connectivity. In seeking to identify NextGen Companies that use NextGen Connectivity, Management seeks companies with products, processes or services that enable or are enabled by NextGen Connectivity (e.g., connected health care, including remote care and surgery, real-time automation of factories and product distribution centers, virtual reality enabled e-commerce, gaming and other media applications, autonomous vehicles and related connected mobility applications and smart home technology).
Management will utilize disciplined, fundamental, bottom-up securities analysis in an effort to identify those NextGen Companies that it believes are well-positioned to benefit from new business models, products or services related to NextGen Connectivity. Through its fundamental research Management will seek to identify companies with certain characteristics, including: (i) stock prices which appear undervalued relative to long-term cash flow growth potential; (ii) companies that are deemed industry leaders represented by high market share, pricing power, or superior technology and/or business models relative to peers or new entrants; (iii) companies that demonstrate potential for significant improvement in their businesses (e.g., top line growth greater than peers, margin expansion and/or increased cash flow generation); (iv) strong financial characteristics, including growth, margins, and/or capital returns and historic valuations on metrics such as price to cash flow, price to earnings or price to book value; and (v) proven management track records.
NextGen Companies may include companies operating in any industry, including, but not limited to internet software & services, interactive media & services, hardware, communications equipment, semiconductors and semiconductor equipment, media, internet retail, consumer discretionary, healthcare, industrials, diversified telecom services and wireless telecom services. The Fund will concentrate its investments in companies operating in one or more industries within the information technology and communication services groups of industries.
The Fund may invest in securities of U.S. and foreign (non-U.S.) companies, including companies located in emerging markets, of any market capitalization. Equity securities in which the Fund may invest include common stocks, preferred stocks, convertible securities, warrants, depositary receipts, exchange-traded funds, and equity interests in real estate investment trusts. From time to time, the Fund may invest in shares of companies through initial public offerings ("IPOs"). The Fund may also invest in privately placed or restricted securities (including in Rule 144A securities, which are privately placed securities purchased by qualified institutional buyers), pre-IPO securities, illiquid securities and securities in which no secondary market is readily available, including those of private companies. The Fund currently anticipates that any investments in pre-IPO securities would be in those issued by private companies that Management believes may seek to conduct an initial public offering within two years of the Fund’s investments. Issuers of these securities may not have a class of securities registered, and may not be subject to periodic reporting, pursuant to the Securities Exchange Act of 1934, as amended. Under normal market conditions, the Fund will not invest more than 25% of its total assets in illiquid securities. Foreign securities in which the Fund may invest may be U.S. dollar-denominated or non-U.S. dollar-denominated.
The Fund may invest up to 20% of its total assets in equity securities issued by companies that are not NextGen Companies, as well as in debt securities from any type of issuer and credit rating, including non-investment grade securities (commonly referred to as "junk" or "high yield" securities).
As part of its investment strategy, the Fund intends to employ a strategy of writing (selling) covered call options on a portion of the common stocks in its portfolio and writing (selling) other call and put options on individual common stocks, which may include uncovered call and put options, and, to a lesser extent, writing (selling) call and put options on indices of securities and sectors of securities. This options writing strategy is intended to generate current gains from options premiums and to enhance the Fund’s risk-adjusted return potential. The Fund’s risk-adjusted return potential factors in the expected amount of investment risk the Fund may be exposed to from its investments. A substantial portion of the options written by the Fund may be over-the-counter options. There is no guarantee that the Fund’s options writing strategy will be successful and/or that the Fund will generate a consistent or specific amount of investment income. The Fund may distribute short-term capital gain and/or return of capital to stockholders in an effort to maintain a level distribution. A return of capital is a distribution by the Fund that exceeds the Fund’s current and accumulated earnings and profits and which represents a return of a common stockholder’s original investment. To the extent a distribution paid by the Fund represents a return of capital, a common stockholder’s cost basis in Fund shares will be reduced, which will increase a capital gain or reduce a capital loss upon sale of those shares. There is no guarantee that the Fund will employ its options writing strategy at all times and under all market conditions.
The Fund may initially write put and call options, the notional amount of which the Fund currently intends would be approximately 10% to 40% of the Fund’s total assets, although this percentage may vary from time to time with market conditions. The notional amount represents the economic exposure provided by the put and call options and represents the number of shares included in the put and call options multiplied by the exercise price. As the Fund writes covered call options over more of its portfolio, its ability to benefit from capital appreciation on the underlying securities may become more limited, and the Fund will lose money to the extent that it writes covered call options and the securities on which it writes these options appreciate above the exercise price of the option and the options are exercised. Therefore, over time, Management may choose to decrease its use of a covered call options writing strategy to the extent that it may negatively impact the Fund’s ability to benefit from capital appreciation. The number of covered put and call options on securities the Fund can write is limited by the total assets the Fund holds, and further limited by the fact that all options represent 100 share lots of the underlying common stock. The Fund will also lose money if the price of a security or index on which the Fund has written an uncovered, or "naked", call or put option appreciates above the option’s exercise price, in the case of a call option, or depreciates below the option’s exercise price, in the case of a put option, by an amount greater than the premium received for writing the option.
Risk Factors
This section contains a discussion of principal risks of investing in the Fund. The net asset value per share ("NAV") and market price of, and distributions paid on, the Fund’s shares of common stock will fluctuate with and be affected by, among other things, the risks more fully described below. As with any fund, there can be no guarantee that the Fund will meet its investment objectives or that the Fund’s performance will be positive for any period of time. Each of the following risks, which are described in alphabetical order and not in order of importance, can significantly affect the Fund’s performance. The relative importance of, or potential exposure as a result of, each of these risks will vary based on market and other investment-specific considerations. The Fund may be subject to other risks in addition to those identified below.

Anti-Takeover and Other Provisions in the Articles of Incorporation and Bylaws. The Fund’s Articles of Incorporation and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. Such provisions may limit the ability of common stockholders to sell their shares at a premium over the then-current market prices and may have the effect of inhibiting structural changes to the Fund, such as a conversion to an open-end investment company.
Communication Services Companies Risk. Communication services companies may be subject to specific risks associated with legislative or regulatory changes, adverse market conditions, intellectual property use and/or increased competition. Communication services companies are particularly vulnerable to rapid advancements in technology, the innovation of competitors, rapid product obsolescence and government regulation and competition, both domestically and internationally. Additionally, fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication services company’s profitability. While all companies may be susceptible to network security breaches, certain communication services companies may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.
Computer Software/Services Companies Risk. Computer software/services companies can be significantly affected by competitive pressures, aggressive pricing, technological developments, changing domestic demand, the ability to attract and retain skilled employees and availability and price of components. The market for products produced by computer software/services companies is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. The success of computer software/services companies depends in substantial part on the timely and successful introduction of new products and the ability to service such products. An unexpected change in one or more of the technologies affecting an issuer’s products or in the market for products based on a particular technology could have a material adverse effect on a participant’s operating results.
Many computer software/services companies rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by computer software/services companies to protect their proprietary rights will be adequate to prevent misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such companies’ technology.
Derivatives Risk. Use of derivatives is a highly specialized activity that can involve investment techniques and risks different from, and in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives can create leverage, and the Fund could lose more than the amount it invests; some derivatives can have the potential for unlimited losses. Derivatives may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Derivatives can be difficult to value and valuation may be more difficult in times of market turmoil. There may be imperfect correlation between the behavior of a derivative and that of the reference instrument underlying the derivative. An abrupt change in the price of a reference instrument could render a derivative worthless. Derivatives may involve risks different from, and possibly greater than, the risks associated with investing directly in the reference instrument. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. That risk is generally thought to be greater with over-the-counter (OTC) derivatives than with derivatives that are exchange traded or centrally cleared. When the Fund uses derivatives, it will likely be required to provide margin or collateral; these practices are intended to satisfy contractual undertakings and regulatory requirements and will not prevent the Fund from incurring losses on derivatives. The need to provide margin or collateral could limit the Fund’s ability to pursue other opportunities as they arise. Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of funds using derivative instruments could limit the Fund’s ability to pursue its investment strategies. New regulation of derivatives may make them more costly, or may otherwise adversely affect their liquidity, value or performance.
Additional risks associated with certain types of derivatives are discussed below:
Forward Contracts. There are no limitations on daily price movements of forward contracts. Changes in foreign exchange regulations by governmental authorities might limit the trading of forward contracts on currencies.
Futures. Futures contracts are subject to the risk that an exchange may impose price fluctuation limits, which may make it difficult or impossible for a fund to close out a position when desired. To the extent the Fund enters into futures contracts requiring physical delivery (e.g., certain commodities contracts), the inability of the Fund to take or make physical delivery can negatively impact performance.
Options Risk. The use of options involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. If a strategy is applied at an inappropriate time or market conditions or trends are judged incorrectly, the use of options may lower the Fund’s return. There can be no guarantee that the use of options will increase the Fund’s return or income. In addition, there may be an imperfect correlation between the movement in prices of options and the securities underlying them and there may at times not be a liquid secondary market for various options. An abrupt change in the price of an underlying security could render an option worthless. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, or in interest or currency exchange rates, including the anticipated volatility of the underlying instrument (known as implied volatility), which in turn are affected by the performance of the issuer of the underlying instrument, by fiscal and monetary policies and by national and international political and economic events. As such, prior to the exercise or expiration of the option, the Fund is exposed to implied volatility risk, meaning the value, as based on implied volatility, of an option may increase due to market and economic conditions or views based on the sector or industry in which issuers of the underlying instrument participate, including company-specific factors.
By writing put options, the Fund takes on the risk of declines in the value of the underlying instrument, including the possibility of a loss up to the entire strike price of each option it sells, but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. When the Fund writes a put option, it assumes the risk that it must purchase the underlying instrument at a strike price that may be higher than the market price of the instrument. If there is a broad market decline and the Fund is not able to close out its written put options, it may result in substantial losses to the Fund. By writing a call option, the Fund may be obligated to deliver instruments underlying an option at less than the market price. In the case of an uncovered call option, there is a risk of unlimited loss. When an uncovered call is exercised, the Fund must purchase the underlying instrument to meet its call obligations and the necessary instruments may be unavailable for purchase. When the Fund writes a covered call option, it gives up the opportunity to profit from a price increase in the underlying instrument above the strike price. If a covered call option that the Fund has written is exercised, the Fund will experience a gain or loss from the sale of the underlying instrument, depending on the price at which the Fund purchased the instrument and the strike price of the option. The Fund will receive a premium from writing options, but the premium received may not be sufficient to offset any losses sustained from exercised options. In the case of a covered call, the premium received may be offset by a decline in the market value of the underlying instrument during the option period. If an option that the Fund has purchased is never exercised or closed out, the Fund will lose the amount of the premium it paid and the use of those funds.

Swaps. The risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make or, in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. If the Fund sells a credit default swap, however, the risk of loss may be the entire notional amount of the swap.
Some swaps are now executed through an organized exchange or regulated facility and cleared through a regulated clearing organization. The absence of an organized exchange or market for swap transactions may result in difficulties in trading and valuation, especially in the event of market disruptions. The use of an organized exchange or market for swap transactions is expected to result in swaps being easier to trade or value, but this may not always be the case.
Dividend Risk. There is no guarantee that the companies in which the Fund invests will declare dividends in the future or that dividends, if declared, will remain at current levels or increase over time. Securities that pay dividends may be sensitive to changes in interest rates, and as interest rates rise or fall, the prices of such securities may fall.
Foreign and Emerging Market Risk. Foreign securities involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political, diplomatic, or economic instability; trade barriers and other protectionist trade policies (including those of the U.S.); significant government involvement in an economy and/or market structure; fluctuations in foreign currencies or currency redenomination; potential for default on sovereign debt; nationalization or expropriation of assets; settlement, custodial or other operational risks; higher transaction costs; confiscatory withholding or other taxes; and less stringent auditing and accounting, corporate disclosure, governance, and legal standards. As a result, foreign securities may fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. Regardless of where a company is organized or its stock is traded, its performance may be affected significantly by events in regions from which it derives its profits or in which it conducts significant operations.
Investing in emerging market countries involves risks in addition to and greater than those generally associated with investing in more developed foreign countries. The governments of emerging market countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, intervene in the financial markets, and/or impose burdensome taxes that could adversely affect security prices. To the extent a foreign security is denominated in U.S. dollars, there is also the risk that a foreign government will not let U.S. dollar-denominated assets leave the country. In addition, the economies of emerging market countries may be dependent on relatively few industries that are more susceptible to local and global changes. Emerging market countries may also have less developed legal and accounting systems, and their legal systems may deal with issuer bankruptcies and defaults differently than U.S. law would. Securities markets in emerging market countries are also relatively small and have substantially lower trading volumes. Securities of issuers in emerging market countries may be more volatile and less liquid than securities of issuers in foreign countries with more developed economies or markets and the situation may require that the Fund fair value its holdings in those countries.
Securities of issuers traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging or less-developed market countries than in countries with more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that the Fund holds material positions in such suspended securities or instruments, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

Growth Stock Risk. Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. When these expectations are not met or decrease, the prices of these stocks may decline, sometimes sharply, even if earnings showed an absolute increase. Bad economic news or changing investor perceptions may adversely affect growth stocks across several sectors and industries simultaneously.
Industrial Products, Services and Equipment Company Risk. Industrial products, services and equipment companies can be significantly affected by general economic trends, changes in consumer sentiment and spending, commodity prices, technological obsolescence, labor relations, legislation, government regulations and spending, import controls, and worldwide competition, and can be subject to liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.
Internet Companies Risk. Investments in internet industry companies may be volatile. Internet companies are subject to intense competition, the risk of product obsolescence, changes in consumer preferences and legal, regulatory and political changes. They are also especially at risk of hacking and other cybersecurity events. In addition, it can be difficult to adequately capture what qualifies as an Internet company.
Issuer-Specific Risk. An individual security may be more volatile, and may perform differently, than the market as a whole.
Limited Term and Eligible Tender Offer Risk. The Fund is scheduled to terminate on the first business day following the twelfth anniversary of the effective date of the Fund’s initial registration statement, which is currently anticipated to be May 26, 2033 (the "Stated Termination Date"); provided, that if the Board of Directors of the Fund (the "Board" or "Board of Directors") believes that, under then-current market conditions, it is in the best interests of the Fund to do so, the Fund may extend the termination date: (i) once for up to one year and (ii) once for up to an additional six months (in the event of any such extension, the termination date shall be referred to as the "Extended Termination Date" and the later of the Stated Termination Date and the Extended Termination Date is referred to as the "Termination Date") upon the affirmative vote of a majority of the Board of Directors and without the approval of common stockholders.
In addition, as of a date within twelve months preceding the Termination Date, the Board of Directors may cause the Fund to conduct a tender offer to all common stockholders to purchase common stock of the Fund at a price equal to the Fund’s NAV of common stock (an "Eligible Tender Offer"). The Board of Directors has established that, following an Eligible Tender Offer, the Fund must have at least $200 million of net assets to ensure the continued viability of the Fund (the "Termination Threshold"). In an Eligible Tender Offer, the Fund will offer to purchase all common stock held by each common stockholder; provided, that if the number of properly tendered shares of common stock would result in the Fund’s net assets totaling less than the Termination Threshold, the Eligible Tender Offer will be terminated and no common stock will be repurchased pursuant to the Eligible Tender Offer. Instead, the Fund will begin (or continue) liquidating its portfolio and proceed to terminate on or before the Termination Date.
The Fund is not a so called "target date" or "life cycle" fund whose asset allocation becomes more conservative overtime as its target date, often associated with retirement, approaches. In addition, the Fund is not a "target term" fund whose investment objective is to return its original NAV on the termination date. The Fund’s investment objectives and policies are not designed to seek to return to investors that purchase common stock in this offering their initial investment of $20.00 per share of common stock on the Termination Date or in an Eligible Tender Offer, and such investors and investors that purchase common stock after the completion of this offering may receive more or less than their original investment upon termination or in an Eligible Tender Offer.
The Fund is not required to conduct an Eligible Tender Offer. If the Fund conducts an Eligible Tender Offer, there can be no assurance that the number of tendered shares of common stock would not result in the Fund’s net assets totaling less than the Termination Threshold, in which case the Eligible Tender Offer will be terminated, no common stock will be repurchased pursuant to the Eligible Tender Offer and the Fund will terminate on or before the Termination Date (subject to possible extensions). Following the completion of an Eligible Tender Offer in which the number of tendered shares of common stock would result in the Fund’s net assets equaling or totaling greater than the Termination Threshold, the Board of Directors may eliminate the limited term structure of the Fund upon the affirmative vote of a majority of the Board of Directors and without a vote of common stockholders. Thereafter, the Fund will have a perpetual existence. The Fund is not required to conduct additional tender offers following an Eligible Tender Offer and conversion to a perpetual structure. Therefore, remaining common stockholders may not have another opportunity to participate in a tender offer or exchange their common stock for the then-existing NAV of common stock. Common stock of closed-end management investment companies frequently trade at a discount from their NAV and as a result remaining common stockholders may only be able to sell their common stock at a discount to NAV. Management may have a conflict of interest in recommending to the Board of Directors that the limited term structure be eliminated and the Fund have a perpetual existence.
In order to pay for common stock to be purchased in an Eligible Tender Offer or to liquidate the portfolio in connection with the Fund’s termination, the Fund will be required to sell its assets. As a result, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money. The Fund may receive proceeds from the disposition of portfolio investments that are less than the valuations of such investments by the Fund and, in particular, losses from the disposition of illiquid securities may be significant. The disposition of portfolio investments by the Fund could also cause market prices of such instruments, and hence the NAV and market price of the common stock, to decline. In addition, disposition of portfolio investments will cause the Fund to incur increased brokerage and related transaction expenses.
Moreover, in conducting such portfolio transactions, the Fund may need to deviate from its investment policies and may not achieve its investment objectives. The Fund’s portfolio composition may change as its portfolio holdings mature or are called or sold in anticipation of an Eligible Tender Offer or the Termination Date. During such period(s), it is possible that the Fund will hold a greater percentage of its total assets in shorter term and lower yielding securities and cash and cash equivalents than it would otherwise, which may impede the Fund’s ability to achieve its investment objectives and adversely impact the Fund’s performance and distributions to common stockholders, which may in turn adversely impact the market value of the common stock. The additional cash or cash equivalents held by the Fund could be obtained through reducing the Fund’s distributions to common stockholders and/or holding cash in lieu of reinvesting, which could limit the ability of the Fund to participate in new investment opportunities. The Fund does not limit its investments to securities having a maturity date prior to or around the Termination Date, which may exacerbate the foregoing risks and considerations. A common stockholder may be subject to the foregoing risks over an extended period of time, particularly if the Fund conducts an Eligible Tender Offer and is also subsequently terminated by or around the Termination Date.
If the Fund’s tax basis for the investments sold is less than the sale proceeds, the Fund will recognize capital gains, which the Fund will be required to distribute to common stockholders. In addition, the Fund’s purchase of tendered common stock pursuant to a tender offer will have tax consequences for tendering common stockholders and may have tax consequences for non-tendering common stockholders. The purchase of common stock by the Fund pursuant to a tender offer will have the effect of increasing the proportionate interest in the Fund of non-tendering common stockholders. All common stockholders remaining after a tender offer may be subject to proportionately higher expenses due to the reduction in the Fund’s total assets resulting from payment for the tendered common stock. A reduction in net assets, and the corresponding increase in the Fund’s expense ratio, could result in lower returns and put the Fund at a disadvantage relative to its peers and potentially cause the Fund to trade at a wider discount to NAV than it otherwise would. Such reduction in the Fund’s total assets may also result in less investment flexibility, reduced diversification and greater volatility for the Fund, and may have an adverse effect on the Fund’s investment performance. Furthermore, the portfolio of the Fund following an Eligible Tender Offer could be significantly different and, therefore, common stockholders retaining an investment in the Fund could be subject to greater risk. For example, the Fund may be required to sell its more liquid, higher quality portfolio investments to purchase common stock that is tendered in an Eligible Tender Offer, which would leave a less liquid, lower quality portfolio for remaining common stockholders. The prospects of an Eligible Tender Offer may attract arbitrageurs who would purchase the common stock prior to the tender offer for the sole purpose of tendering those shares which could have the effect of exacerbating the risks described herein for common stockholders retaining an investment in the Fund following an Eligible Tender Offer.
In connection with its termination, the Fund may distribute the proceeds from the disposition of portfolio securities in one or more liquidating distributions prior to the final liquidation, which may cause fixed expenses to increase when expressed as a percentage of assets under management. Upon a termination, it is anticipated that the Fund will have distributed substantially all of its net assets to common stockholders, although securities for which no market exists, securities trading at depressed prices, if any, and assets recovered following termination may be placed in a liquidating trust. common stockholders will bear the costs associated with establishing and maintaining a liquidating trust, if necessary. Securities placed in a liquidating trust may be held for an indefinite period of time until they can be sold or pay out all of their cash flows. The Fund cannot predict the amount, if any, of securities that will be required to be placed in a liquidating trust.
Liquidity Risk. From time to time, the trading market for a particular investment in which the Fund invests, or a particular type of instrument in which the Fund is invested, may become less liquid or even illiquid. Illiquid investments frequently can be more difficult to purchase or sell at an advantageous price or time, and there is a greater risk that the investments may not be sold for the price at which the Fund is carrying them. Certain investments that were liquid when the Fund purchased them may become illiquid, sometimes abruptly. Additionally, market closures due to holidays or other factors may render a security or group of securities (e.g., securities tied to a particular country or geographic region) illiquid for a period of time. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Market prices for such securities or other investments may be volatile. During periods of substantial market volatility, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Fund’s ability to limit losses.
Market Capitalization Risk. To the extent the Fund invests in securities of small-, mid-, or large-cap companies, it takes on the associated risks. At times, any of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be unable to respond as quickly to changes and opportunities and may grow at a slower rate. Compared to large-cap companies, small- and mid-cap companies may depend on a more limited management group, may have a shorter history of operations, less publicly available information, less stable earnings, and limited product lines, markets or financial resources. The securities of small- and mid-cap companies are often more volatile, which at times can be rapid and unpredictable, and less liquid than the securities of larger companies and may be more affected than other types of securities by the underperformance of a sector, during market downturns, or by adverse publicity and investor perceptions.
Market Premium/Discount Risk. The market price of the Fund’s common stock will generally fluctuate in accordance with changes in the Fund’s NAV as well as the relative supply of and demand for shares on the secondary market. The Fund’s investment advisor cannot predict whether shares will trade below, at or above their NAV because the shares trade on the secondary market at market prices and not at NAV. Because the market price of the common stock will be determined by factors such as relative supply of and demand for the common stock in the market, general market and economic circumstances, and other factors beyond the control of the Fund, the Fund cannot predict whether the common stock will trade at, below or above NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of investment activities. Common stockholders bear a risk of loss to the extent that the price at which they sell their shares is lower in relation to the Fund’s NAV than at the time of purchase.

Market Volatility Risk. Markets may be volatile and values of individual securities and other investments, including those of a particular type, may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Geopolitical and other risks, including environmental and public health risks may add to instability in world economies and markets generally. Changes in value may be temporary or may last for extended periods. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance.
Mid- and Large-Cap Companies Risk. At times, mid- and large-cap companies may be out of favor with investors. Compared to smaller companies, large-cap companies may be unable to respond as quickly to changes and opportunities and may grow at a slower rate. Compared to larger companies, mid-cap companies may depend on a more limited management group, may have a shorter history of operations, less publicly available information, less stable earnings, and limited product lines, markets or financial resources. The securities of mid-cap companies are often more volatile and less liquid than the securities of larger companies and may be more affected than other types of securities by the underperformance of a sector or during market downturns, or by adverse publicity and investor perceptions.
Limited Operating History. The Fund is a recently organized, non-diversified, limited term closed-end management investment company that has only been operational since May 26, 2021.
Next Generation Connectivity and Emerging Technologies Investment Risk. Companies across a wide variety of industries, primarily in the technology sector, are exploring the possible applications of next generation mobile internet and connectivity technologies. The extent of such technologies’ versatility has not yet been fully explored. Consequently, the Fund’s holdings will include equity securities of operating companies that focus on or have exposure to a wide variety of industries. The economic fortunes of the companies held by the Fund will be significantly tied to next generation connectivity technologies. Currently, there are few public companies for which next generation connectivity technologies represent an attributable and significant revenue or profit stream, and such technologies may not ultimately have a material effect on the economic returns of companies in which the Fund invests.
Non-Diversified Fund Risk. The Fund is classified as non-diversified. As such, the percentage of the Fund’s assets invested in any single issuer or a few issuers is not limited as much as it is for a fund classified as diversified. Investing a higher percentage of its assets in any one or a few issuers could increase the Fund’s risk of loss and its share price volatility, because the value of its shares would be more susceptible to adverse events affecting those issuers.
Operational and Cybersecurity Risk. The Fund and its service providers, and your ability to transact with the Fund, may be negatively impacted due to operational matters arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. Cybersecurity incidents can result from deliberate attacks or unintentional events. It is not possible for Management or the other Fund service providers to identify all of the cybersecurity or other operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.
Preferred Securities Risk. Preferred securities, which are a form of hybrid security (i.e., a security with both debt and equity characteristics), may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities, however, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred securities are generally payable at the discretion of the issuer’s board of directors and after the company makes required payments to holders of its debt securities. For this reason, preferred securities are subject to greater credit, interest, and liquidation risk than debt securities, and the value of preferred securities will usually react more strongly than debt securities to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies. Preferred securities may be less liquid than common stocks.
Private Companies and Pre-IPO Investments Risk. Investments in private companies, including companies that have not yet issued securities publicly in an initial public offering ("IPO") ("pre-IPO shares"), involve greater risks than investments in securities of companies that have traded publicly on an exchange for extended periods of time. Investments in these companies are generally less liquid than investments in securities issued by public companies and may be difficult for the Fund to value. Compared to public companies, private companies may have a more limited management group and limited operating histories with narrower, less established product lines and smaller market shares, which may cause them to be more vulnerable to competitors’ actions, market conditions and consumer sentiment with respect to their products or services, as well as general economic downturns.
In addition, private companies may have limited financial resources and may be unable to meet their obligations. The Fund may only have limited access to a private company’s actual financial results and there is no assurance that the information obtained by the Fund is reliable. These companies may not ever issue shares in an IPO and a liquid market for their shares may never develop, which could adversely affect the Fund’s liquidity. If the company does issue shares in an IPO, IPOs are risky and volatile and may cause the value of the Fund’s investment to decrease significantly. Moreover, because securities issued by private companies are generally not freely or publicly tradable, the Fund may not have the opportunity to purchase, or the ability to sell, these securities in the amounts, or at the prices, the Fund desires.
Private Placements and Other Restricted Securities Risk. Private placements and other restricted securities, including securities for which Management has material non-public information, are securities that are subject to legal and/ or contractual restrictions on their sales. These securities may not be sold to the public unless certain conditions are met, which may include registration under the applicable securities laws. As a result of the absence of a public trading market, the prices of these securities may be more difficult to determine than publicly traded securities and these securities may involve heightened risk as compared to investments in securities of publicly traded companies. Private placements and other restricted securities may be illiquid, and it frequently can be difficult to sell them at a time when it may otherwise be desirable to do so or the Fund may be able to sell them only at prices that are less than what the Fund regards as their fair market value. Transaction costs may be higher for these securities. In addition, the Fund may get only limited information about the issuer of a private placement or other restricted security.
Recent Market Conditions. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. National economies are substantially interconnected, as are global financial markets, which creates the possibility that conditions in one country or region might adversely impact issuers in a different country or region. However, the interconnectedness of economies and/or markets may be diminishing, which may impact such economies and markets in ways that cannot be foreseen at this time.
Although interest rates were unusually low in recent years in the U.S. and abroad, recently, the Federal Reserve and certain foreign central banks began to raise interest rates as part of their efforts to address rising inflation. In addition, ongoing inflation pressures from tight labor markets and supply chain disruptions could continue to cause an increase in interest rates and/or negatively impact companies. It is difficult to accurately predict the pace at which interest rates might increase, or the timing, frequency or magnitude of any such increases in interest rates. Additionally, various economic and political factors could cause the Federal Reserve or other foreign central banks to change their approach in the future and such actions may result in an economic slowdown both in the

U.S. and abroad. Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, increase market volatility, cause credit spreads to widen, and reduce liquidity. Unexpected increases in interest rates could lead to market volatility or reduce liquidity in certain sectors of the market. Also, regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. Over the longer term, rising interest rates may present a greater risk than has historically been the case due to the prior period of relatively low rates and the effect of government fiscal and monetary policy initiatives and potential market reaction to those initiatives, or their alteration or cessation. Historical patterns of correlation among asset classes may break down in unanticipated ways during times of high volatility, disrupting investment programs and potentially causing losses.
Some countries, including the U.S., have in recent years adopted more protectionist trade policies. Slowing global economic growth, the rise in protectionist trade policies, changes to some major international trade agreements, risks associated with the trade agreement between the United Kingdom and the European Union, and the risks associated with ongoing trade negotiations with China, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.
Russia’s invasion of the Ukraine, and corresponding events in late February 2022, have had, and could continue to have, severe adverse effects on regional and global economic markets for securities and commodities. Following Russia’s actions, various governments, including the United States, have issued broad-ranging economic sanctions against Russia, including, among other actions, a prohibition on doing business with certain Russian companies, large financial institutions, officials and oligarchs; the removal by certain countries and the European Union of selected Russian banks from the Society for Worldwide Interbank Financial Telecommunications ("SWIFT"), the electronic banking network that connects banks globally; and restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. The current events, including sanctions and the potential for future sanctions, including any impacting Russia’s energy sector, and other actions, and Russia’s retaliatory responses to those sanctions and actions, may continue to adversely impact the Russian economy and economies of surrounding countries and may result in the further decline of the value and liquidity of Russian securities and securities of surrounding countries, a continued weakening of currencies in the region and continued exchange closures, and may have other adverse consequences on the economies of countries in the region that could impact the value of investments in the region and impair the ability of a Fund to buy, sell, receive or deliver securities of companies in the region or a Fund’s ability to collect interest payments on fixed income securities in the region. Moreover, those events have, and could continue to have, an adverse effect on global markets performance and liquidity, thereby negatively affecting the value of a Fund’s investments beyond any direct exposure to issuers in the region. The duration of ongoing hostilities and the vast array of sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of a Fund and its investments or operations could be negatively impacted.
Certain illnesses spread rapidly and have the potential to significantly and adversely affect the global economy. Outbreaks such as the novel coronavirus, COVID-19, or other similarly infectious diseases may have material adverse impacts on a Fund. Epidemics and/or pandemics, such as the coronavirus, have and may further result in, among other things, closing borders, extended quarantines and stay-at-home orders, order cancellations, disruptions to supply chains and customer activity, widespread business closures and layoffs, as well as general concern and uncertainty. The impact of this virus, and other epidemics and/or pandemics that may arise in the future, has negatively affected and may continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time. The impact of any outbreak may last for an extended period of time.
High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot now be fully predicted. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy.
China’s economy, which has been sustained in recent years largely through a debt-financed housing boom, may be approaching the limits of that strategy and may experience a significant slowdown as a result of debt that cannot be repaid. Due to the size of China’s economy, such a slowdown could impact a number of other countries.
There is widespread concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impact of climate change in ways that cannot be foreseen. The impact of legislation, regulation and international accords related to climate change may negatively impact certain issuers and/or industries.
A rise in sea levels, a change in weather patterns, including an increase in powerful storms and large wildfires, and/or a climate-driven increase in flooding could cause properties to lose value or become unmarketable altogether. Unlike previous declines in the real estate market, properties in affected zones may not ever recover their value. The U.S. administration appears concerned about the climate change problem and is focusing regulatory and public works projects around those concerns. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change.
Losses related to climate change could adversely affect corporate issuers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax or other revenues and tourist dollars generated by affected properties, and insurers of the property and/or of corporate, municipal or mortgage-backed securities. Since property and security values are driven largely by buyers’ perceptions, it is difficult to know the time period over which these market effects might unfold.
REITs and Other Real Estate Companies Risk. REITs and other real estate company securities are subject to risks similar to those of direct investments in real estate and the real estate industry in general, including, among other risks: general and local economic conditions; changes in interest rates; declines in property values; defaults by mortgagors or other borrowers and tenants; increases in property taxes and other operating expenses; overbuilding in their sector of the real estate market; fluctuations in rental income; lack of availability of mortgage funds or financing; extended vacancies of properties, especially during economic downturns; changes in tax and regulatory requirements; losses due to environmental liabilities; casualty or condemnation losses; or other economic, social, political, or regulatory matters affecting the real estate industry. REITs also are dependent upon the skills of their managers and are subject to heavy cash flow dependency or self-liquidation. Regardless of where a REIT is organized or traded, its performance may be affected significantly by events in the region where its properties are located. Domestic REITs could be adversely affected by failure to qualify for tax-free "pass-through" of distributed net investment income and net realized gains under the Internal Revenue Code of 1986, as amended, ("Code") or to maintain their exemption from registration under the Investment Company Act of 1940, as amended. The value of REIT common shares may decline when interest rates rise. REITs and other real estate company securities tend to be small- to mid-cap securities and are subject to the risks of investing in small- to mid-cap securities.
Risks Associated with the Fund’s Options Strategy. The ability of the Fund to generate current gains from options premiums and to enhance the Fund’s risk-adjusted returns is partially dependent on the successful implementation of its options strategy. There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

Risks of Writing Options. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. In other words, as the Fund writes covered calls over more of its portfolio, the Fund’s ability to benefit from capital appreciation becomes more limited.
If the Fund writes call options on individual securities or call options on an index that includes securities, in each case, that are not in the Fund’s portfolio or that are not in the same proportion as securities in the Fund’s portfolio, the Fund may experience loss if the price of the security or index increases above the exercise price of the option plus the premium received for writing the option. This loss, theoretically, could be unlimited, since the Fund assumes the risk of a theoretically unlimited increase in the value of the individual security, index or basket of securities above the exercise price of the option written by the Fund. When an uncovered call is exercised, the Fund must purchase the underlying security to meet its call obligations and the necessary securities may be unavailable for purchase. In addition, the purchase of securities to satisfy the exercise of a call option can cause the price of the underlying securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. Additionally, volatility in the market for equity securities, which has been dramatically increased recently for certain stocks, can meaningfully increase the risk of loss associated with options.
When the Fund writes put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the option. While the Fund’s potential gain in writing a put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire exercise price of the option minus the put premium.
Risk Management. Risk is an essential part of investing. No risk management program can eliminate the Fund’s exposure to adverse events; at best, it may only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund’s investment program. The Fund could experience losses if judgments about risk prove to be incorrect.
Sector Risk. In addition to the Fund’s policy regarding concentration in the information technology and communication services groups of industries, from time to time, based on market or economic conditions, the Fund may have significant positions in one or more other sectors of the market. To the extent the Fund invests more heavily in one sector, industry, or sub-sector of the market, its performance will be especially sensitive to developments that significantly affect those sectors, industries, or sub-sectors. An individual sector, industry, or sub-sector of the market may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.
Semiconductor Companies Risk. The Fund is subject to the risk that market or economic factors impacting semiconductor companies and companies that rely heavily on technological advances could have a major effect on the value of the Fund’s investments. The value of stocks of semiconductor companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Semiconductor companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Additionally, semiconductor companies may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Shareholder Activism Risk. Shareholder activism can take many forms, including making public demands that the Fund consider certain alternatives, engaging in public campaigns to attempt to influence the Fund’s governance and/or management, commencing proxy contests in an effort to elect the activists’ representatives or others to the Fund’s Board of Directors or to seek other actions such as a tender offer or Fund liquidation, and commencing litigation. Shareholder activism arises in a variety of situations, and has been increasing in the closed-end fund space recently. While the Fund is currently not subject to any shareholder activism, due to the potential volatility of the Fund’s common stock market price and for a variety of other reasons, the Fund may in the future become the target of shareholder activism. Shareholder activism could result in substantial costs and divert Management’s and the Fund’s Board’s attention and resources from its business. Also, the Fund may be required to incur significant legal and other expenses related to any activist shareholder matters. Further, the Fund’s stock price could be subject to significant fluctuation or otherwise be adversely affected by the events, risks and uncertainties of any shareholder activism. Shareholder activists seek short-term actions that can increase Fund costs per share and be detrimental to long-term stockholders.
Smaller Capitalization Company Risk. At times, small-cap companies may be out of favor with investors. Compared to larger companies, smaller capitalization companies may depend on a more limited management group, may have a shorter history of operations, less publicly available information, less stable earnings, and limited product lines, markets or financial resources. The securities of small-cap companies are often more volatile, which at times can be rapid and unpredictable, and less liquid than the securities of larger companies and may be more affected than other types of securities by the underperformance of a sector, during market downturns, or by adverse publicity and investor perceptions.
Technology Company Risk. The market prices of technology and technology-related stocks tend to exhibit a greater degree of market risk and price volatility than other types of investments. These stocks may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. These stocks also may be affected adversely by changes in technology, consumer and business purchasing patterns, short product cycles, falling prices and profits, government regulation, lack of standardization or compatibility with existing technologies, intense competition, aggressive pricing, dependence on copyright and/or patent protection and/or obsolete products or services.
Telecommunications Company Risk. Telecommunications companies can be adversely affected by, among other things, changes in government regulation, intense competition, dependency on patent protection, significant capital expenditures, heavy debt burdens and rapid obsolescence of products and services due to product compatibility or changing consumer preferences, among other things.
Valuation Risk. The Fund may not be able to sell an investment at the price at which the Fund has valued the investment. Such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market or other conditions make it difficult to value an investment, the Fund may be required to value such investments using more subjective methods, known as fair value methodologies. Using fair value methodologies to price investments may result in a value that is different from an investment’s most recent price and from the prices used by other funds to calculate their NAVs. The Fund uses pricing services to provide values for certain securities and there is no assurance that the Fund will be able to sell an investment at the price established by such pricing services. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.
Value Stock Risk. Value stocks may remain undervalued for extended periods of time, may decrease in value during a given period, may not ever realize what the portfolio management team believes to be their full value, or the portfolio management team’s assumptions about intrinsic value or potential for appreciation may be incorrect. This may happen, among other reasons, because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions or investor preferences.

Distribution Reinvestment Plan for the Fund
American Stock Transfer & Trust Company, LLC (the "Plan Agent") will act as Plan Agent for stockholders who have not elected in writing to receive dividends and distributions in cash (each a "Participant"), will open an account for each Participant under the Distribution Reinvestment Plan ("Plan") in the same name as their then-current shares of the Fund’s common stock ("Shares") are registered, and will put the Plan into effect for each Participant as of the first record date for a dividend or capital gains distribution.
Whenever the Fund declares a dividend or distribution with respect to the Shares, each Participant will, except as described in the next paragraph, receive such dividends and distributions in additional newly issued Shares, including fractional Shares acquired by the Plan Agent from the Fund and credited to each Participant’s account. If on the payment date for a cash dividend or distribution, the net asset value is equal to or less than the market price per Share plus estimated brokerage commissions, the Plan Agent shall automatically receive such Shares, including fractions, for each Participant’s account. The Fund’s initial stockholder has approved the Fund issuing new Shares at times when the NAV exceeds the market price per Share. Except in the circumstances described in the next paragraph, the number of additional Shares to be credited to each Participant’s account shall be determined by dividing the dollar amount of the dividend or distribution payable on their Shares by the greater of the net asset value per Share determined as of the date of purchase or 95% of the then-current market price per Share on the payment date.
Should the net asset value per Share exceed the market price per Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, and the Fund has not determined to issue new Shares, the Plan Agent or a broker-dealer selected by the Plan Agent shall endeavor, for a purchase period lasting until the last business day before the next date on which the Shares trade on an “ex-dividend” basis, but in no event, except as provided below, more than 30 days after the payment date, to apply the amount of such dividend or distribution on each Participant’s Shares (less their pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase Shares on the open market for each Participant’s account. No such purchases may be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per Share equals or is less than the market price per Share plus estimated brokerage commissions, the Plan Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Plan Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Plan Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the Fund issue new Shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per Share equals or is less than the market price per Share, plus estimated brokerage commissions, such Shares to be issued in accordance with the terms specified in the third paragraph hereof. These newly issued Shares will be valued at the then-current market price per Share at the time such Shares are to be issued.
For purposes of making the reinvestment purchase comparison under the Plan, (a) the market price of the Shares on a particular date shall be the last sales price on the New York Stock Exchange (or if the Shares are not listed on the New York Stock Exchange, such other exchange on which the Shares are principally traded) on that date, or, if there is no sale on such Exchange (or if not so listed, in the over-the-counter market) on that date, then the mean between the closing bid and asked quotations for such Shares on such Exchange on such date and (b) the net asset value per Share on a particular date shall be the net asset value per Share most recently calculated by or on behalf of the Fund. All dividends, distributions and other payments (whether made in cash or Shares) shall be made net of any applicable withholding tax.

Open-market purchases provided for above may be made on any securities exchange where the Fund’s Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Each Participant’s uninvested funds held by the Plan Agent will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase Shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Shares acquired for each Participant’s account. For the purpose of cash investments, the Plan Agent may commingle each Participant’s funds with those of other stockholders of the Fund for whom the Plan Agent similarly acts as agent, and the average price (including brokerage commissions) of all Shares purchased by the Plan Agent as Plan Agent shall be the price per Share allocable to each Participant in connection therewith.
The Plan Agent may hold each Participant’s Shares acquired pursuant to the Plan together with the Shares of other stockholders of the Fund acquired pursuant to the Plan in noncertificated form in the Plan Agent’s name or that of the Plan Agent’s nominee. The Plan Agent will forward to each Participant any proxy solicitation material and will vote any Shares so held for each Participant only in accordance with the instructions set forth on proxies returned by the Participant to the Fund.
The Plan Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a Share, no certificates for a fractional Share will be issued. However, dividends and distributions on fractional Shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the Shares at the time of termination, less the pro rata expense of any sale required to make such an adjustment.
Any Share dividends or split Shares distributed by the Fund on Shares held by the Plan Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its stockholders rights to purchase additional Shares or other securities, the Shares held for each Participant under the Plan will be added to other Shares held by the Participant in calculating the number of rights to be issued to each Participant.
The Plan Agent’s service fee for handling capital gains and other distributions or income dividends will be paid by the Fund. Participants will be charged their pro rata share of brokerage commissions on all open-market purchases.
Each Participant may terminate their account under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if the Participant’s notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.
These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of any Plan Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Agent, for each Participant’s account, all dividends and distributions payable on Shares held in their name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

The Plan Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Agent’s negligence, bad faith, or willful misconduct or that of its employees. These terms and conditions are governed by the laws of the State of Maryland.
Reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions — i.e., reinvestment in additional Shares does not relieve stockholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. Participants should contact their tax professionals for information on how the Plan impacts their personal tax situation. For additional information about the Plan, including how to change your distribution option from the Plan to cash distributions, or vice versa, contact your broker or, if you own Shares directly, please contact the Plan Agent by telephone at 1-866-227-2136 or by mail at 6201 15th Avenue, Brooklyn, NY, 11219 or online at www.astfinancial.com.

Directory
Investment Manager and Administrator
Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
877.461.1899
Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111
Transfer Agent
American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
Shareholder Services 866.227.2136
Plan Agent
American Stock Transfer & Trust Company, LLC
Plan Administration Department
P.O. Box 922
Wall Street Station
New York, NY 10269-0560

Overnight correspondence should be sent to:
American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
Legal Counsel
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Directors and Officers
The following tables set forth information concerning the Directors and Officers of the Fund. All persons named as Directors and Officers also serve in similar capacities for other funds administered or managed by NBIA. The Fund’s Statement of Additional Information includes additional information about the Directors as of the time of the Fund’s most recent public offering and is available upon request, without charge, by calling (877) 461-1899.
The Board of Directors
Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Director	Other Directorships Held Outside Fund Complex by Fund Director(3)
CLASS I
Independent Directors
Marc Gary (1952)	Director since 2021
Executive Vice Chancellor
Emeritus, The Jewish
Theological Seminary, since
2020; formerly, Executive
Vice Chancellor and Chief
Operating Officer, Jewish
Theological Seminary, 2012
to 2020; formerly, Executive
Vice President and General
Counsel, Fidelity
Investments, 2007 to
2012;formerly, Executive
Vice President and General
Counsel, BellSouth
Corporation, 2004 to 2007;
formerly, Vice President and
Associate General Counsel,
BellSouth Corporation, 2000
to 2004; formerly, Associate,
Partner, and National
Litigation Practice Co-Chair,
Mayer, Brown LLP, 1981 to
2000; formerly, Associate
Independent Counsel, Office
of Independent Counsel,
1990 to 1992.
50
Chair and Director, USCJ
Supporting Foundation,
since 2021; Director, UJA
Federation of Greater New
York, since 2019; Trustee,
The Jewish Theological
Seminary, since 2015;
formerly, Director, Legility,
Inc. (privately held for-profit
company), 2012 to 2021;
Director, Lawyers Committee
for Civil Rights Under Law
(not-for-profit), since 2005;
formerly, Director, Equal
Justice Works
(not-for-profit), 2005 to
2014; formerly, Director,
Corporate Counsel Institute,
Georgetown University Law
Center, 2007 to 2012;
formerly, Director, Greater
Boston Legal Services
(not-for-profit), 2007 to
2012.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Director	Other Directorships Held Outside Fund Complex by Fund Director(3)
Michael M. Knetter (1960)	Director since 2021	President and Chief Executive Officer, University of Wisconsin Foundation, since 2010; formerly, Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	50
Director, 1 William Street
Credit Income Fund, since
2018; Board Member,
American Family Insurance (a
mutual company, not
publicly traded), since March
2009; formerly, Trustee,
Northwestern Mutual
Series Fund, Inc., 2007 to
2011; formerly, Director,
Wausau Paper, 2005 to
2011; formerly, Director,
Great Wolf Resorts, 2004 to
2009.

Tom D. Seip (1950)	Director since 2021; Chairman of the Board since 2021	Formerly, Managing Member, Ridgefield Farm LLC (a private investment vehicle), 2004 to 2016; formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	50
Trustee, University of
Maryland, Shore Regional
Health System, since 2020;
formerly, Director, H&R
Block, Inc. (tax services
company), 2001 to 2018;
formerly, Director, Talbot
Hospice Inc., 2013 to 2016;
formerly, Chairman,
Governance and Nominating
Committee, H&R Block, Inc.,
2011 to 2015; formerly,
Chairman, Compensation
Committee, H&R Block, Inc.,
2006 to 2010; formerly,
Director, Forward
Management, Inc. (asset
management company),
1999 to 2006.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Director	Other Directorships Held Outside Fund Complex by Fund Director(3)
CLASS II
Independent Directors
Michael J. Cosgrove (1949)	Director since 2021	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1970 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007, and Chief Financial Officer, GE Asset Management, and Deputy Treasurer, GE Company, 1988 to 1993.	50
Director, America Press, Inc.
(not-for-profit Jesuit
publisher), 2015 to 2021;
formerly, Director, Fordham
University, 2001 to 2018;
formerly, Director, The
Gabelli Go Anywhere Trust,
June 2015 to June 2016;
formerly, Director, Skin
Cancer Foundation
(not-for-profit), 2006 to
2015; formerly, Director, GE
Investments Funds, Inc.,
1997 to 2014; formerly,
Trustee, GE Institutional
Funds, 1997 to 2014;
formerly, Director, GE Asset
Management, 1988 to
2014; formerly, Director,
Elfun Trusts, 1988 to 2014;
formerly, Trustee, GE Pension
& Benefit Plans, 1988 to
2014; formerly, Member of
Board of Governors,
Investment Company
Institute.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Director	Other Directorships Held Outside Fund Complex by Fund Director(3)
Deborah C. McLean (1954)	Director since 2021	Member, Circle Financial Group (private wealth management membership practice), since 2011; Managing Director, Golden Seeds LLC (an angel investing group), since 2009; Adjunct Professor (Corporate Finance), Columbia University School of International and Public Affairs, since 2008; formerly, Visiting Assistant Professor, Fairfield University, Dolan School of Business, Fall 2007; formerly, Adjunct Associate Professor of Finance, Richmond, The American International University in London, 1999 to 2007.	50
Board member, The
Maritime Aquarium at
Norwalk, since 2020; Board
member, Norwalk
Community College
Foundation, since 2014;
Dean’s Advisory Council,
Radcliffe Institute for
Advanced Study, since 2014;
formerly, Director and
Treasurer, At Home in Darien
(not-for-profit), 2012 to
2014; formerly, Director,
National Executive Service
Corps (not-for-profit), 2012
to 2013; formerly, Trustee,
Richmond, The American
International University in
London, 1999 to 2013.

George W. Morriss (1947)	Director since 2021	Formerly, Adjunct Professor, Columbia University School of International and Public Affairs, from 2012 to 2018; formerly, Executive Vice President and Chief Financial Officer, People's United Bank, Connecticut (a financial services company), 1991 to 2001.	50
Director, 1 WS Credit Income
Fund; Chair, Audit
Committee, since 2018;
Director and Chair, Thrivent
Church Loan and Income
Fund, since 2018; formerly,
Trustee, Steben Alternative
Investment Funds, Steben
Select Multi-Strategy Fund,
and Steben Select
Multi-Strategy Master Fund,
2013 to 2017; formerly,
Treasurer, National
Association of Corporate
Directors, Connecticut
Chapter, 2011 to 2015;
formerly, Manager, Larch
Lane Multi-Strategy Fund
complex (which consisted of
three funds), 2006 to 2011;
formerly, Member, NASDAQ
Issuers’ Affairs Committee,
1995 to 2003.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Director	Other Directorships Held Outside Fund Complex by Fund Director(3)
CLASS III
Independent Directors
Martha Clark Goss (1949)	Director since 2021
Formerly, President, Woodhill
Enterprises Inc./Chase
Hollow Associates LLC
(personal investment
vehicle), 2006 to 2020;
formerly, Consultant,
Resources Global
Professionals (temporary
staffing), 2002 to 2006;
formerly, Chief Financial
Officer, Booz-Allen &
Hamilton, Inc., 1995 to
1999; formerly, Enterprise
Risk Officer, Prudential
Insurance, 1994 to1995;
formerly, President,
Prudential Asset
Management Company,
1992 to 1994; formerly,
President, Prudential Power
Funding (investments in
electric and gas utilities and
alternative energy projects),
1989 to 1992; formerly,
Treasurer, Prudential
Insurance Company, 1983 to
1989.
50
Director, American Water
(water utility), since 2003;
Director, Allianz Life of New
York (insurance), since 2005;
formerly, Director, Berger
Group Holdings, Inc.
(engineering consulting
firm), from 2013 to 2018;
formerly, Director, Financial
Women’s Association of
New York (not-for-profit
association), from 1987 to
1996, 2003 to 2019; ;
Trustee Emerita, Brown
University, since 1998;
Director, Museum of
American Finance
(not-for-profit), since 2013;
formerly, Non-Executive
Chair and Director, Channel
Reinsurance (financial
guaranty reinsurance), 2006
to 2010; formerly, Director,
Ocwen Financial Corporation
(mortgage servicing), 2005
to 2010; formerly, Director,
Claire’s Stores, Inc. (retailer),
2005 to 2007; formerly,
Director, Parsons
Brinckerhoff Inc.
(engineering consulting
firm), 2007 to 2010;
formerly, Director, Bank
Leumi (commercial bank),
2005 to 2007; formerly,
Advisory Board Member,
Attensity (software
developer), 2005 to 2007;
formerly, Director of Foster
Wheeler Manufacturing,
1994 to 2004; formerly
Director Dexter Corp.,
(Manufacturer of
Non-Wovens, Plastics, and
Medical Supplies), 1992 to
2001.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Director	Other Directorships Held Outside Fund Complex by Fund Director(3)
James G. Stavridis (1955)	Director since 2021	Vice Chairman Global Affairs, The Carlyle Group, since 2018; Commentator, NBC News, since 2015; formerly, Dean, Fletcher School of Law and Diplomacy, Tufts University, 2013 to 2018; formerly, Admiral, United States Navy, 1976 to 2013, including Supreme Allied Commander, NATO and Commander, European Command, 2009 to 2013, and Commander, United States Southern Command, 2006 to 2009.	50
Director, Fortinet
(cybersecurity), since 2021;
Director, Ankura, since 2020;
Director, Vigor Shipyard,
since 2019; Director,
Rockefeller Foundation,
since 2018; Director,
American Water (water
utility), since 2018; Director,
NFP Corp. (insurance broker
and consultant), since 2017;
Director, Onassis Foundation,
since 2014; Director, Michael
Baker International
(construction) since 2014;
Director, Vertical Knowledge,
LLC, since 2013; formerly,
Director, U.S. Naval Institute,
2014 to 2019; formerly,
Director, Navy Federal Credit
Union, 2000-2002; formerly,
Director, BMC Software
Federal, LLC, 2014-2019.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Director	Other Directorships Held Outside Fund Complex by Fund Director(3)
Fund Director who is an "Interested Person"
Joseph V. Amato* (1962)	Chief Executive Officer, President since 2021
President and Director,
Neuberger Berman
Group LLC, since 2009;
President and Chief
Executive Officer, Neuberger
Berman BD LLC and
Neuberger Berman
Holdings LLC (including its
predecessor, Neuberger
Berman Inc.), since 2007;
Chief Investment Officer
(Equities) and President
(Equities), NBIA (formerly,
Neuberger Berman Fixed
Income LLC and including
predecessor entities), since
2007, and Board Member of
NBIA since 2006; formerly,
Global Head of Asset
Management of Lehman
Brothers Holdings Inc.’s
(“LBHI”) Investment
Management Division, 2006
to 2009; formerly, member
of LBHI’s Investment
Management Division’s
Executive Management
Committee, 2006 to 2009;
formerly, Managing Director,
Lehman Brothers Inc.
(“LBI”), 2006 to 2008;
formerly, Chief Recruiting
and Development Officer,
LBI, 2005 to 2006; formerly,
Global Head of LBI’s Equity
Sales and a Member of its
Equities Division Executive
Committee, 2003 to 2005;
President and Chief
Executive Officer, twelve
registered investment
companies for which NBIA
acts as investment manager
and/or administrator.
50
Member of Board of
Advisors, McDonough
School of Business,
Georgetown University, since
2001; Member of New York
City Board of Advisors, Teach
for America, since 2005;
Trustee, Montclair Kimberley
Academy (private school),
since 2007; Member of
Board of Regents,
Georgetown University, since
2013.

(1)
The business address of each listed person is 1290 Avenue of the Americas, New York, New York 10104.
(2)
The Board shall at all times be divided as equally as possible into three classes of Directors designated Class I, Class II and Class III. The Class I, Class II and Class III Directors shall serve until the Annual Meeting of

Stockholders held in 2024, 2025 and 2023, respectively, and each third Annual Meeting of Stockholders thereafter, or until their successors have been duly elected and qualified.
(3)
Except as otherwise indicated, each individual has held the positions shown during at least the last five years.
*
Indicates a Director who is an "interested person" within the meaning of the 1940 Act. Mr. Amato is an interested person of the Fund by virtue of the fact that he is an officer of NBIA and/or its affiliates.

Information about the Officers of the Fund
Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Claudia A. Brandon (1956)	Executive Vice President since 2021
Senior Vice President, Neuberger Berman, since 2007 and Employee since
1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since
2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly,
Vice President — Mutual Fund Board Relations, NBIA, 2000 to 2008;
formerly, Vice President, NBIA, 1986 to 1999 and Employee, 1984 to 1999;
Executive Vice President and Secretary, thirty-three registered investment companies for which NBIA acts as investment manager and/or
administrator.

Agnes Diaz (1971)	Vice President since 2021
Senior Vice President, Neuberger Berman, since 2012; Senior Vice
President, NBIA, since 2012 and Employee since 1996; formerly, Vice
President, Neuberger Berman, 2007 to 2012; Vice President, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony DiBernardo (1979)	Assistant Treasurer since 2021
Senior Vice President, Neuberger Berman, since 2014; Senior Vice
President, NBIA, since 2014, and Employee since 2003; formerly, Vice
President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

Savonne L. Ferguson (1973)	Chief Compliance Officer since 2021
Senior Vice President, Chief Compliance Officer (Mutual Funds) and
Associate General Counsel, NBIA, since November 2018; formerly, Vice
President T. Rowe Price Group, Inc. (2018), Vice President and Senior Legal
Counsel, T. Rowe Price Associates, Inc. (2014-2018), Vice President and
Director of Regulatory Fund Administration, PNC Capital Advisors, LLC
(2009-2014), Secretary, PNC Funds and PNC Advantage Funds
(2010-2014); Chief Compliance Officer, thirty-three registered investment companies for which NBIA acts as investment manager and/or
administrator.

Corey A. Issing (1978)	Chief Legal Officer since 2021
General Counsel— Mutual Funds since 2016 and Managing Director, NBIA, since 2017; formerly, Associate General Counsel (2015 to 2016), Counsel
(2007 to 2015), Senior Vice President (2013-2016), Vice President (2009 —
2013); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), thirty-three registered investment companies for which NBIA acts as investment manager and/or
administrator.

Sheila R. James (1965)	Assistant Secretary since 2021
Vice President, Neuberger Berman, since 2008 and Employee since 1999;
Vice President, NBIA, since 2008; formerly, Assistant Vice President,
Neuberger Berman, 2007; Employee, NBIA, 1991 to 1999; Assistant
Secretary, thirty-three registered investment companies for which NBIA acts as investment manager and/or administrator.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Brian Kerrane (1969)	Chief Operating Officer since 2021
Managing Director, Neuberger Berman, since 2013; Chief Operating
Officer — Mutual Funds and Managing Director, NBIA, since 2015;
formerly, Senior Vice President, Neuberger Berman, 2006 to 2014; Vice
President, NBIA, 2008 to 2015 and Employee since 1991; Chief Operating
Officer, twelve registered investment companies for which NBIA acts as investment manager and/or administrator; Vice President, thirty-three registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony Maltese (1959)	Vice President since 2021
Senior Vice President, Neuberger Berman, since 2014 and Employee since
2000; Senior Vice President, NBIA, since 2014; Vice President, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

Josephine Marone (1963)	Assistant Secretary since 2021
Senior Paralegal, Neuberger Berman, since 2007 and Employee since 2007;
Assistant Secretary, thirty-three registered investment companies for which
NBIA acts as investment manager and/or administrator.

Owen F. McEntee, Jr. (1961)	Vice President since 2021
Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since
2006 and Employee since 1992; Vice President, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2021
Managing Director, Neuberger Berman, since 2022; Senior Vice President,
Neuberger Berman, 2007 to 2021; Senior Vice President, NBIA, since 2007 and Employee since 1993; formerly, Vice President, Neuberger Berman,
2004 to 2006; formerly, Assistant Treasurer, 2002 to 2005; Treasurer and
Principal Financial and Accounting Officer, twelve registered investment companies for which NBIA acts as investment manager and/or
administrator.

Frank Rosato (1971)	Assistant Treasurer since 2021
Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since
2006 and Employee since 1995; Assistant Treasurer, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

(1)
The business address of each listed person is 1290 Avenue of the Americas, New York, New York 10104.
(2)
Pursuant to the Bylaws of the Fund, each officer elected by the Directors shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Directors and may be removed at any time with or without cause.

Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the SEC’s website at www.sec.gov, and on Neuberger Berman’s website at www.nb.com.
Quarterly Portfolio Schedule
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. The portfolio holdings information on Forms N-PORT are available upon request, without charge, by calling 800-877-9700 (toll-free).
Report of Votes of Stockholders
The Annual Meeting of Stockholders was held on September 16, 2022. Stockholders voted to elect three Class II Directors to serve until the Annual Meeting of Stockholders in 2025, or until their successors are elected and qualified. The Class I Directors (which include Marc Gary, Michael M. Knetter and Tom D. Seip) and the Class III Directors (which include Joseph V. Amato, Martha C. Goss and James G. Stavridis) continue to hold office until the Annual Meeting of Stockholders in 2024 and 2023, respectively, or until their successors are elected and qualified.
To elect three Class II Directors to serve until the Annual Meeting of Stockholders in 2025 or until their successors are elected and qualified.
Shares of Common Stock	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Michael J. Cosgrove	59,908,747	8,978,377	—	—
Deborah C. McLean	60,029,151	8,857,973	—	—
George W. Morriss	59,822,890	9,064,233	—	—

Board Consideration of the Management Agreement
On an annual basis, the Board of Directors (the "Board" or "Directors") of Neuberger Berman Next Generation Connectivity Fund Inc. (the "Fund"), including the Directors who are not "interested persons" of the Fund or of Neuberger Berman Investment Advisers LLC ("Management") (including its affiliates), as such term is defined under the Investment Company Act of 1940, as amended ("1940 Act"), ("Independent Fund Directors"), considers whether to continue the Fund’s management agreement with Management (the "Agreement"). Throughout the process, the Independent Fund Directors are advised by counsel that is experienced in 1940 Act matters and that is independent of Management ("Independent Counsel"). At a meeting held on September 29, 2022, the Board, including the Independent Fund Directors, approved the continuation of the Agreement for the Fund.
In evaluating the Agreement, the Board, including the Independent Fund Directors, reviewed extensive materials provided by Management in response to questions submitted by the Independent Fund Directors and Independent Counsel, and met with senior representatives of Management regarding its personnel, operations, and profitability as they relate to the Fund. The annual contract review extends over at least two regular meetings of the Board to ensure that Management has time to respond to any questions the Independent Fund Directors may have on their initial review of the materials and that the Independent Fund Directors have time to consider those responses.  Additionally, the Board considered the impact of significant periods of market volatility that occurred during and after the period for which information was requested in conducting its evaluation of Management.
In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including reports on investment performance based on net asset value and common stock market prices, portfolio risk, information regarding share price premiums and/or discounts, and other portfolio information for the Fund, as well as periodic reports on, among other matters, pricing and valuation; quality and cost of portfolio trade execution; compliance; and stockholder and other services provided by Management and its affiliates. The Contract Review Committee, which is comprised solely of Independent Fund Directors, was established by the Board to assist in its evaluation and analysis of materials for the annual contract review. The Board has also established other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters, and that are charged with specific responsibilities regarding the annual contract review. Those committees provide reports to the full Board, including the members of the Contract Review Committee, which considers that information as part of the annual contract review process. The Contract Review Committee annually considers and updates the questions it asks of Management in light of legal advice furnished to it by Independent Counsel; its own business judgment; and developments in the industry, in the markets, in fund regulation and litigation, and in Management’s business model.
The Independent Fund Directors received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreement. During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Directors met with Independent Counsel separately from representatives of Management.
Provided below is a description of the Board’s contract approval process and material factors that the Board considered at its meetings regarding renewals of the Agreement and the compensation to be paid thereunder.  In connection with its approval of the continuation of the Agreement, the Board evaluated the terms of the Agreement, the overall fairness of the Agreement to the Fund, and whether the Agreement was in the best interests of the Fund and Fund stockholders. The Board’s determination to approve the continuation of the Agreement was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review.

This description is not intended to include all of the factors considered by the Board.  The Board members did not identify any particular information or factor that was all-important or controlling, and each Director may have attributed different weights to the various factors. The Board focused on the costs and benefits of the Agreement to the Fund and, through the Fund, Fund stockholders.
Nature, Extent, and Quality of Services
With respect to the nature, extent, and quality of the services provided, the Board considered the investment philosophy and decision-making processes of, and the qualifications, experience, and capabilities of, and the resources available to, the portfolio management personnel of Management who perform services for the Fund. The Board also considered Management’s long history and experience in managing and operating closed-end funds, such as the Fund, including experience monitoring and assessing discounts and premiums and complying with securities exchange requirements. The Board noted that Management also provides certain administrative services, including fund accounting and compliance services. The Board also considered Management’s policies and practices regarding brokerage, commissions, other trading costs, and allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided. The Board also reviewed Management’s use of brokers to execute Fund transactions that provide research services to Management. Moreover, the Board considered Management’s approach to potential conflicts of interest both generally and between the Fund’s investments and those of other funds or accounts managed by Management.
The Board recognized the extensive range of services that Management provides to the Fund beyond the investment management services. The Board noted that Management is also responsible for monitoring compliance with the Fund’s investment objective, policies, and restrictions, as well as compliance with applicable law, including implementing rulemaking initiatives of the U.S. Securities and Exchange Commission. In addition, the Board considered that the Fund does not currently utilize leverage through borrowing money or issuing debt securities or preferred shares, but that it may do so in the future and, if it does, that Management would receive additional fees for managing the assets acquired with such leverage. The Board recognized that if the Fund were to utilize leverage this way, Management would be responsible for developing a leverage structure for the Fund tailored to its investment strategy and needs and for monitoring the Fund’s ongoing compliance with legal and other restrictions associated with its leverage. The Board also considered that Management assumes significant ongoing entrepreneurial and business risks as the investment adviser and sponsor to the Fund, for which it is entitled to reasonable compensation. The Directors also considered that Management’s responsibilities include continual management of investment, operational, cybersecurity, enterprise, legal, regulatory, and compliance risks as they relate to the Fund, and the Board considers on a regular basis information regarding Management’s processes for monitoring and managing risk. In addition, the Board noted that when Management launches a new fund, it assumes entrepreneurial risk with respect to that fund, and that some funds have been liquidated without ever having been profitable to Management.
The Board also reviewed and evaluated Management’s activities under its contractual obligation to oversee the Fund’s various outside service providers, including its evaluation of service providers’ infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters. The Board also considered Management’s ongoing development of its own infrastructure and information technology to support the Fund through, among other things, cybersecurity, business continuity planning, and risk management. The Board noted Management’s largely seamless implementation of its business continuity plan in response to the COVID-19 pandemic and its success in continuously providing services to the Fund notwithstanding the disruptions caused by the pandemic. In addition, the Board noted the positive compliance history of Management, as no significant compliance problems were reported to the Board with respect to Management. The Board also considered the general structure of the portfolio managers’ compensation and whether this structure provides appropriate incentives to act in the best interests of the Fund. The Board also considered the ability of Management to attract and retain qualified personnel to service the Fund.

As in past years, the Board also considered the manner in which Management addressed various matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management in response to recent market conditions, such as the economic dislocation and rise in volatility related to the efforts to stem the spread of COVID-19, and considered the overall performance of Management in this context. The Board also noted that Management actively monitors any discount from net asset value per share at which the Fund’s common stock trades and evaluates potential ways to mitigate the discount and potential impacts on the discount, including the level of distributions that the Fund pays. The Board likewise took into account that Management monitors, to the extent information is publicly available, events that may disrupt the Fund’s long-term investment program.
Fund Performance
The Board considered that the Fund had limited performance history as it was launched in May 2021 and also considered the market environment since inception. The Board considered that the Fund ranked in the fifth and fourth quintiles of its Lipper and Morningstar peer categories, respectively, for the 7-month period and 1-year period ending July 31, 2022. In addition, the Board met with the portfolio management team in June 2022 to discuss the Fund’s performance.
The Board’s Closed-End Funds Committee also met with the portfolio managers of the Fund during the 12 months prior to voting on the contract renewal to discuss the Fund’s performance, distribution levels, and the use of leverage. The Board also considered Management’s responsiveness with respect to the relative performance. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of the Agreement and that, after considering all relevant factors, it determined to approve the continuation of the Agreement notwithstanding the Fund’s relative performance.
Fee Rates, Profitability, and Fall-out Benefits
The Board requested a report from an outside consulting firm that specializes in the analysis of fund industry data that compared the Fund’s fees and other expenses to a group of industry peers ("Expense Group"). The Board considered the Fund’s fees in light of the limitations inherent in the methodology for constructing such comparative groups and determining which investment companies should be included in the comparative groups. The Board also considered the impact and inherent limitation on the comparisons due to the small number of funds included in the Expense Group.
With respect to the overall fairness of the Agreement, the Board considered the fee structure for the Fund under the Agreement as compared to the Expense Group provided by the consulting firm, as discussed above. The Board reviewed a comparison of the Fund’s management fee to its Expense Group. The Board noted that the comparative management fee analysis includes, in the Fund’s management fee, the separate administrative fees paid to Management. However, the Board noted that some funds in the Expense Group pay directly from fund assets for certain services that Management covers out of the administration fees for the Fund. Accordingly, the Board also considered the Fund’s total expense ratio as compared with its Expense Group as a way of taking account of these differences. The Board also considered that certain funds utilize leverage, which will generally result in an increase in net expense ratio, and noted the challenges associated with making comparisons regarding expenses between leveraged and non-leveraged closed-end funds. The Board also considered that, in comparison to certain other products managed by Management, including open-end funds, there are additional portfolio management challenges in managing closed-end funds such as the Fund, including those associated with less liquid holdings.
With respect to the quintile rankings for fees and total expenses (net of waivers or other adjustments, if any) for the Fund compared to its Expense Group, the first quintile represents the lowest (best) fees and/or total expenses and the fifth quintile represents the highest fees and/or total expenses. The Board considered that, as compared to its Expense Group, the Fund’s contractual management fee, the actual management fee, and total expenses each ranked in the fifth quintile. The Board noted Management’s comments regarding the challenges of comparing the Fund to its Expense Group, and the differences between the structure and strategies of peers comprising the Expense Group and those of the category peers that were provided when the Fund’s Management Agreement was initially considered and approved by the Board.
In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund, the Board reviewed specific data as to Management’s estimated profit on the Fund for a recent period on a pre-tax basis without regard to distribution expenses, but including year-over-year changes in each of Management’s reported expense categories. (The Board also reviewed data on Management’s estimated loss on the Fund after distribution/servicing expenses and taxes were factored in, as indicators of the health of the business and the extent to which Management is directing its profits into the growth of the business.) The Board considered the cost allocation methodology that Management used in developing its estimated profitability figures. In recent years, the Board engaged an independent forensic accountant to review the profitability methodology utilized by Management when preparing this information and discussed with the consultant its conclusion that Management’s process for calculating and reporting its estimated profit was not unreasonable.
Recognizing that there is no uniform methodology regarding the allocation of firm-wide or complex-wide expenses within the asset management industry for determining profitability for this purpose and that the use of different reasonable methodologies can give rise to different profit and loss results, the Board, in recent years, requested from Management examples of profitability calculated by different methods and noted that the estimated profitability levels were still reasonable when calculated by these other methods. The Board further noted Management’s representation that its estimate of profitability is derived using methodology that is consistent with the methodology used to assess and/or report measures of profitability elsewhere at the firm. In addition, the Board recognized that Management’s calculations regarding its costs may not reflect all risks, including regulatory, legal, operational, cybersecurity, reputational, and, where appropriate, entrepreneurial risks, associated with offering and managing a closed-end fund in the current regulatory and market environment. The Board also considered any fall-out (i.e., indirect) benefits likely to accrue to Management or its affiliates from their relationship with the Fund. The Board recognized that Management and its affiliates should be entitled to earn a reasonable level of profits for services they provide to the Fund and, based on review, concluded that Management’s reported level of estimated profitability on the Fund was reasonable.
Information Regarding Services to Other Clients
The Board also considered whether there were other funds or separate accounts that were advised or sub-advised by Management or its affiliates with investment objectives, policies, and strategies that were similar to those of the Fund. The Board compared the fees charged to the Fund to the fees charged to such comparable funds, noting Management’s representation that there were no such separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to the Fund and such comparable funds, and determined that differences in fees and fee structures were consistent with the differences in the management and other services provided. The Board explored with Management its assertion that although, generally, the rates of fees paid by such funds, except other Neuberger Berman mutual funds, were lower than the fee rates paid by the Fund, the differences reflected Management’s greater level of responsibilities and significantly broader scope of services to the Fund, the more extensive regulatory obligations and risks associated with managing the Fund, and other financial considerations with respect to creation and sponsorship of the Fund.

Economies of Scale
The Board also evaluated apparent or anticipated economies of scale in relation to the services Management provides to the Fund and noted that there is little expectation that closed-end funds will show significant economies of scale. The Board considered that, as a closed-end investment company, the Fund does not continually offer new shares to raise additional assets (as does a typical open-end investment company), but may experience asset growth through investment performance. The Board also considered that Management has provided, at no added cost to the Fund, certain additional services, including but not limited to, services required by new regulations or regulatory interpretations, services impelled by changes in the securities markets or the business landscape, and/or services requested by the Board. The Board considered that this is a way of sharing economies of scale with the Fund and its stockholders.
Conclusions
In approving the continuation of the Agreement, the Board concluded that, in its business judgment, the terms of the Agreement are fair and reasonable to the Fund and that approval of the continuation of the Agreement is in the best interests of the Fund and Fund stockholders. In reaching this determination, the Board considered that Management could be expected to continue to provide a high level of service to the Fund; that the Board retained confidence in Management’s capabilities to manage the Fund; that the Fund’s fee structure appeared to the Board to be reasonable given the nature, extent, and quality of services provided; and that the benefits accruing to Management and Management’s affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund. The Board’s conclusions may be based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreement in prior years and on the Board’s ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreement.

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Internal Sales & Services
877.461.1899
www.nb.com
Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of stockholders and is not an offer for shares of the Fund.

W0226 12/22

Item 2. Code of Ethics.
The Board of Directors (“Board”) of Neuberger Berman Next Generation Connectivity Fund Inc. (“Registrant” or “Fund”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  During the period covered by this Form N-CSR, there were no substantive amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Income Funds’ Form N-CSR, Investment Company Act file number 811-03802 (filed June 30, 2020). The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).
Item 3. Audit Committee Financial Expert.
The Board has determined that the Registrant has three audit committee financial experts serving on its audit committee. The Registrant’s audit committee financial experts are Michael J. Cosgrove, Martha C. Goss, and Deborah C. McLean. Mr. Cosgrove, Ms. Goss, and Ms. McLean are independent directors as defined by Form N-CSR.
Item 4. Principal Accountant Fees and Services.
Ernst & Young LLP (“E&Y”) serves as the independent registered public accounting firm to the Registrant.
(a) Audit Fees
The aggregate fees billed for professional services rendered by E&Y for the audit of the annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $21,000 for the fiscal period ended 2021, and $42,000 for the fiscal year ended 2022.
(b) Audit-Related Fees
The aggregate fees billed to the Registrant for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 and $0 for the fiscal period ended 2021 and the fiscal year ended 2022, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal period ended 2021 and the fiscal year ended 2022, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal period ended 2021 and the fiscal year ended 2022, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal period ended 2021 and the fiscal year ended 2022, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(c) Tax Fees
The aggregate fees billed to the Registrant for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $19,750 and $20,640 for the fiscal period ended 2021 and the fiscal year ended 2022, respectively. The nature of the services provided includes preparation of the Federal and State tax extensions and tax returns, review of annual excise tax calculations, and preparation of form 8613, in addition to assistance with Internal Revenue Code and tax regulation requirements for fund investments.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal period ended 2021 and the fiscal year ended 2022, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for professional services rendered by E&Y for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal period ended 2021 and the fiscal year ended 2022, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal period ended 2021 and the fiscal year ended 2022, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(d) All Other Fees
The aggregate fees billed to the Registrant for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal period ended 2021 and the fiscal year ended 2022, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal period ended 2021 and the fiscal year ended 2022, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees, that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal period ended 2021 and the fiscal year ended 2022, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal period ended 2021 and the fiscal year ended 2022, respectively,  pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(e) Audit Committee’s Pre-Approval Policies and Procedures
(1) The Audit Committee’s pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to each member of the Committee the power to pre-approve services between meetings of the Committee.
(2) None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Hours Attributed to Other Persons
Not applicable.
(g) Non-Audit Fees

Non-audit fees billed by E&Y for services rendered to the Registrant were $19,750 and $20,640 for the fiscal period ended 2021 and the fiscal year ended 2022, respectively.

Non-audit fees billed by E&Y for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the fiscal period ended 2021 and the fiscal year ended 2022, respectively.

(h) The Audit Committee of the Board considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining E&Y’s independence.
Item 5. Audit Committee of Listed Registrants.
The Board has established a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (“Exchange Act").  Its members are Michael J. Cosgrove (Chair), Martha C. Goss (Vice Chair), and Deborah C. McLean.

Item 6. Schedule of Investments.
(a)	The complete schedule of investments for the Registrant is disclosed in the Registrant’s Annual Report, which is included as Item 1 of this Form N-CSR.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
As of October 31, 2022, the Board has delegated to Neuberger Berman Investment Advisers LLC (“NBIA”) the responsibility to vote proxies related to the securities held in the Registrant’s portfolio. Under this authority, NBIA is required by the Board to vote proxies related to portfolio securities in the best interests of the Registrant and its stockholders. The Board permits NBIA to contract with a third party to obtain proxy voting and related services, including research of current issues.
NBIA has implemented written Proxy Voting Policies and Procedures (“Proxy Voting Policy”) that are designed to reasonably ensure that NBIA votes proxies prudently and in the best interest of its advisory clients for whom NBIA has voting authority, including the Registrant. The Proxy Voting Policy also describes how NBIA addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.
NBIA’s Governance and Proxy Committee (“Proxy Committee”) is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, administering and overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegates to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, NBIA utilizes Glass, Lewis & Co. (“Glass Lewis”) to vote proxies in accordance with NBIA’s voting guidelines or, in instances where a material conflict has been determined to exist, in accordance with the voting recommendations of an independent third party.
NBIA retains final authority and fiduciary responsibility for proxy voting. NBIA believes that this process is reasonably designed to address material conflicts of interest that may arise between NBIA and a client as to how proxies are voted.
In the event that an investment professional at NBIA believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with the voting guidelines, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between NBIA and the client with respect to the voting of the proxy in the requested manner.
If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional would not be appropriate, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the voting guidelines; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.
(a)(1) The following Portfolio Managers have day-to-day management responsibility of the Registrant’s portfolio as of the date of the filing of this Form N-CSR.
Timothy Creedon, CFA, is a Managing Director of NBIA. He has been a Portfolio Manager with the firm since 2011.
Hari Ramanan, is a Managing Director of NBIA. He has been a Portfolio Manager with the firm since 2019.
Yan Taw (YT) Boon, is a Managing Director of NBIA. He has been a Portfolio Manager with the firm since 2013.
(a)(2) The table below describes the other accounts for which the Registrant’s Portfolio Managers have day-to-day management responsibility as of October 31, 2022.
Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($ millions)
Timothy Creedon
Registered Investment Companies*	3	$586	0	$0
Other Pooled Investment Vehicles**	14	$6,838	0	$0
Other Accounts***	155	$1,086	1	$325
Hari Ramanan
Registered Investment Companies*	3	$586	0	$0
Other Pooled Investment Vehicles**	14	$6,838	0	$0
Other Accounts***	155	$1,086	1	$325
Yan Taw (YT) Boon
Registered Investment Companies*	0	$0	0	$0
Other Pooled Investment Vehicles**	6	$4,360	0	$0
Other Accounts***	17	$2	0	$0

*	Registered Investment Companies include: Mutual Funds.
**
A portion of certain accounts may be managed by other portfolio managers; however, the total assets of such accounts are included above even though the portfolio manager listed above is not involved in the day-to-day management of the entire account.

***	Other Accounts include: Institutional Separate Accounts, Sub-Advised Accounts and Managed Accounts (WRAP Accounts).

Conflicts of Interest (as of October 31, 2022)

Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees, as the Portfolio Manager must allocate his or her time and investment ideas across multiple funds and accounts.  The Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities or instruments held by the Fund, and which may include transactions that are directly contrary to the positions taken by the Fund.  For example, a Portfolio Manager may engage in short sales of securities or instruments for another account that are the same type of securities or instruments in which the Fund it manages also invests.  In such a case, the Portfolio Manager could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities or instruments to fall.  Additionally, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity. There may also be regulatory limitations that prevent the Fund from participating in a transaction in which another account or fund managed by the same Portfolio Manager will invest. For example, the 1940 Act prohibits the Fund from participating in certain transactions with certain of its affiliates and from participating in “joint” transactions alongside certain of its affiliates. The prohibition on “joint” transactions may limit the ability of the Fund to participate alongside its affiliates in privately negotiated transactions unless the transaction is otherwise permitted under existing regulatory guidance and may reduce the amount of privately negotiated transactions that the Funds may participate. Further, NBIA may take an investment position or action for a fund or account that may be different from, inconsistent with, or have different rights than (e.g., voting rights, dividend or repayment priorities or other features that may conflict with one another), an action or position taken for one or more other funds or accounts, including the Fund, having similar or different objectives.  A conflict may also be created by investing in different parts of an issuer’s capital structure (e.g., equity or debt, or different positions in the debt structure).  Those positions and actions may adversely impact, or in some instances benefit, one or more affected accounts or funds, including the Fund.  Potential conflicts may also arise because portfolio decisions and related actions regarding a position held for a fund or another account may not be in the best interests of a position held by another fund or account having similar or different objectives. If one account were to buy or sell portfolio securities or instruments shortly before another account bought or sold the same securities or instruments, it could affect the price paid or received by the second account.  Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund.  Finally, a conflict of interest may arise if NBIA and a Portfolio Manager have a financial incentive to favor one account over another, such as a performance-based management fee that applies to one account but not the Fund or other funds or accounts for which the Portfolio Manager is responsible. In the ordinary course of operations, certain businesses within the Neuberger Berman organization (the “Firm”) will seek access to material non-public information.  For instance, NBIA portfolio managers may obtain and utilize material non-public information in purchasing loans and other debt instruments and certain privately placed or restricted equity instruments. From time to time, NBIA portfolio managers will be offered the opportunity on behalf of applicable clients to participate on a creditors or other similar committee in connection with restructuring or other “work-out” activity, which participation could provide access to material non-public information.  The Firm maintains procedures that address the process by which material non-public information may be acquired intentionally by the Firm. When considering whether to acquire material non-public information, the Firm will attempt to balance the interests of all clients, taking into consideration relevant factors, including the extent of the prohibition on trading that would occur, the size of the Firm’s existing position in the issuer, if any, and the value of the information as it relates to the investment decision-making process. The acquisition of material non-public information would likely give rise to a conflict of interest since the Firm may be prohibited from rendering investment advice to clients regarding the securities or instruments of such issuer and thereby potentially limiting the universe of securities or instruments that the Firm, including the Fund, may purchase or potentially limiting the ability of the Firm, including the Fund, to sell such securities or instruments. Similarly, where the Firm declines access to (or otherwise does not receive or share within the Firm) material non-public information regarding an issuer, the portfolio managers could potentially base investment decisions with respect to assets of such issuer solely on public information, thereby limiting the amount of information available to the portfolio managers in connection with such investment decisions. In determining whether or not to elect to receive material non-public information, the Firm will endeavor to act fairly to its clients as a whole. The Firm reserves the right to decline access to material non-public information, including declining to join a creditors or similar committee.
NBIA and the Registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
 (a)(3) Compensation (as of October 31, 2022)
Our compensation philosophy is one that focuses on rewarding performance and incentivizing our employees.  We are also focused on creating a compensation process that we believe is fair, transparent, and competitive with the market.

Compensation for Portfolio Managers consists of fixed (salary) and variable (bonus) compensation but is more heavily weighted on the variable portion of total compensation and is paid from a team compensation pool made available to the portfolio management team with which the Portfolio Manager is associated. The size of the team compensation pool is determined based on a formula that takes into consideration a number of factors including the pre-tax revenue that is generated by that particular portfolio management team, less certain adjustments. The bonus portion of the compensation is discretionary and is determined on the basis of a variety of criteria, including investment performance (including the aggregate multi-year track record), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of Neuberger Berman. Certain Portfolio Managers may manage products other than mutual funds, such as high net worth separate accounts.  For the management of these accounts, a Portfolio Manager may generally receive a percentage of pre-tax revenue determined on a monthly basis less certain deductions.  The percentage of revenue a Portfolio Manager receives pursuant to this arrangement will vary based on certain revenue thresholds.

The terms of our long-term retention incentives are as follows:

Employee-Owned Equity. Certain employees (primarily senior leadership and investment professionals) participate in Neuberger Berman’s equity ownership structure, which was designed to incentivize and retain key personnel. In addition, in prior years certain employees may have elected to have a portion of their compensation delivered in the form of equity. We also offer an equity acquisition program which allows employees a more direct opportunity to invest in Neuberger Berman.

For confidentiality and privacy reasons, we cannot disclose individual equity holdings or program participation.

Contingent Compensation.  Certain employees may participate in the Neuberger Berman Group Contingent Compensation Plan (the “CCP”) to serve as a means to further align the interests of our employees with the success of the firm and the interests of our clients, and to reward continued employment. Under the CCP, up to 20% of a participant’s annual total compensation in excess of $500,000 is contingent and subject to vesting. The contingent amounts are maintained in a notional account that is tied to the performance of a portfolio of Neuberger Berman investment strategies as specified by the firm on an employee-by-employee basis. By having a participant’s contingent compensation tied to Neuberger Berman investment strategies, each employee is given further incentive to operate as a prudent risk manager and to collaborate with colleagues to maximize performance across all business areas. In the case of members of investment teams, including Portfolio Managers, the CCP is currently structured so that such employees have exposure to the investment strategies of their respective teams as well as the broader Neuberger Berman portfolio.

Restrictive Covenants.  Most investment professionals, including Portfolio Managers, are subject to notice periods and restrictive covenants which include employee and client non-solicit restrictions as well as restrictions on the use of confidential information. In addition, depending on participation levels, certain senior professionals who have received equity grants have also agreed to additional notice and transition periods and, in some cases, non-compete restrictions. For confidentiality and privacy reasons, we cannot disclose individual restrictive covenant arrangements.

(a)(4) Ownership of Securities
Set forth below is the dollar range of equity securities beneficially owned by the Registrant’s Portfolio Managers in the Registrant as of October 31, 2022.
Portfolio Manager	Dollar Range of Equity Securities Owned in the Registrant
Timothy Creedon	A
Hari Ramanan	F
Yan Taw (YT) Boon	A
A = None B = $1-$10,000 C = $10,001 - $50,000 D =$50,001-$100,000	E = $100,001-$500,000 F = $500,001-$1,000,000 G = Over $1,000,000

(b) Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
No reportable purchases for the period covered by this report.
Item 10.  Submission of Matters to a Vote of Security Holders.
There were no material changes to the procedures by which stockholders may recommend nominees to the Board.
Item 11. Controls and Procedures.
(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and President and the Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s most recent fiscal half-year period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
(a)	The Fund did not engage in any securities lending activity during its most recent fiscal period.
(b)	The Fund did not engage in any securities lending activity and no services were provided by the securities lending agent to the Fund during its most recent fiscal period.
Item 13. Exhibits.
(a)(1)	A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Income Funds’ Form N-CSR, Investment Company Act file number 811-03802 (filed June 30, 2020).
(a)(2)	The certifications required by Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.
(a)(3)	Not applicable to the Registrant.
(a)(4)	Not applicable to the Registrant.

(b)	The certification required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act is furnished herewith.
The certification furnished pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Neuberger Berman Next Generation Connectivity Fund Inc.
By:	/s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President

Date: January 5, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President

Date: January 5, 2023

By:	/s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial and Accounting Officer

Date: January 5, 2023